UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
THE J. M. SMUCKER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROXY SOLICITATION AND COSTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS’ FEES
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
COMMUNICATIONS WITH THE AUDIT COMMITTEE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CONSULTING AND NON-COMPETE ARRANGEMENTS
EXECUTIVE COMPENSATION
RELATED PARTY TRANSACTIONS
TOTAL SHAREHOLDER RETURN GRAPH
OWNERSHIP OF COMMON SHARES
EQUITY COMPENSATION PLAN INFORMATION
ANNUAL REPORT
2006 SHAREHOLDER PROPOSALS
OTHER MATTERS
“HOUSEHOLDING” OF PROXY MATERIALS
ELECTRONIC DELIVERY OF SMUCKER SHAREHOLDER COMMUNICATIONS
VOTING RIGHTS OF COMMON SHARES
ANNEX A – POLICY ON ETHICS AND CONDUCT
ANNEX B – EXECUTIVE COMPENSATION COMMITTEE CHARTER
ANNEX C – AUDIT COMMITTEE CHARTER

THE J. M. SMUCKER COMPANY
STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280
Dear Shareholder:
      You are cordially invited to attend The J. M. Smucker Company’s Annual Meeting of Shareholders at 11:00 a.m., Eastern Daylight Time, on Friday, August 19, 2005, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio. A map showing the location of Fisher Auditorium is on the back cover. A Notice of the Annual Meeting and the proxy statement follow. Please review this material for information concerning the business to be conducted at the meeting and the nominees for election as Directors.
      If you are a shareholder as of the June 20, 2005 record date, you will also find enclosed a proxy card or cards and an envelope in which to return the card(s). Your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date, and return your enclosed proxy card(s), or vote over the phone or the Internet, at your earliest convenience. This will ensure representation of your common shares at the annual meeting if you are unable to attend. For more information concerning voting by proxy, please see the section of this proxy statement entitled “Questions and Answers About the Annual Meeting and Voting.”

Sincerely,

Chairman and Co-Chief Executive Officer	President and Co-Chief Executive Officer

THE J. M. SMUCKER COMPANY
STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Friday, August 19, 2005

Time:	11:00 a.m., Eastern Daylight Time

Place:	Ohio Agricultural Research and Development Center, Fisher Auditorium 1680 Madison Avenue Wooster, Ohio 44691

Purpose:	1. To elect Directors to the class whose term of office will expire in 2008;

2. To ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2006 fiscal year;

3. To consider and vote upon a proposal to approve adjournments or postponements of the annual meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve the above proposals; and

4. To consider any other matter that may properly come before the meeting.

Who Can Vote:	Shareholders of record at the close of business on June 20, 2005

How Can You Vote:	Please complete, sign, date, and return your proxy card(s), or vote your common shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card(s) at your earliest convenience.

Who May Attend:	All shareholders are cordially invited to attend the annual meeting.

Vice President, General Counsel and Secretary
Orrville, Ohio, July 11, 2005

Your vote is important. Please complete, sign, date, and return your proxy card(s), or vote your common shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card(s) at your earliest convenience.

THE J. M. SMUCKER COMPANY
STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2005
PROXY SOLICITATION AND COSTS
      We are furnishing this document to you in connection with the solicitation by the Board of Directors (the “Board”) of The J. M. Smucker Company (the “Company” or “Smucker”) of the enclosed form of proxy for our August 19, 2005 annual meeting. In addition to solicitation by mail, we may solicit proxies in person, by telephone, facsimile, or e-mail. Also, we have engaged a professional proxy solicitation firm, D. F. King & Co., Inc., to assist us in soliciting proxies. We will pay a fee of $6,500, plus expenses, for its services and will bear all costs of the proxy solicitation.
      We pay for the preparation and mailing of the Notice of Annual Meeting and proxy statement. We have also made arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of this proxy statement and other meeting materials to the beneficial owners of our common shares at our expense. This proxy statement is dated July 11, 2005, and is first being mailed to Smucker shareholders on or about July 11, 2005.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is a proxy?
      A proxy is your legal designation of another person (the “proxy”) to vote the common shares you own. By completing and returning the enclosed proxy card(s), which identifies the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you indicate on the proxy card(s).
Why did I receive more than one proxy card?
      You will receive multiple proxy cards if you hold your common shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information from your broker, bank, trust or other nominee and should return your proxy card to them pursuant to their directions. You should complete, sign, date, and return your proxy card(s), or vote by telephone or by using the Internet as described in each proxy card you receive.
What is the record date and what does it mean?
      Our Board of Directors established June 20, 2005 as the record date for the annual meeting of shareholders to be held on August 19, 2005. Shareholders who own common shares of Smucker at the close of business on the record date are entitled to notice of and to vote at the annual meeting.
What is the difference between a “registered shareholder” and a “street-name” holder?
      These terms describe how your common shares are held. If your common shares are registered directly in your name with Computershare Investor Services, Smucker’s transfer agent, you are a “registered shareholder”. If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “street-name” holder.
How many common shares are entitled to vote at the meeting?
      As of the record date, there were 58,700,018 common shares outstanding and entitled to vote at the annual meeting.
How many votes must be present to hold the annual meeting?
      A majority of Smucker’s outstanding common shares as of the June 20, 2005 record date must be present in person or by proxy in order for us to hold the annual meeting. This majority of outstanding common shares is referred to as a quorum. For purposes of determining whether a quorum is present, each common share is deemed to entitle the holder to one vote per share. Properly signed proxy cards that are marked “abstain” are known as “abstentions.” Properly signed proxies that are held in street name (i.e., by a broker, bank, trust or other nominee) and not voted on one or more of the items before the annual meeting, but are otherwise voted on at least one item, are known as “broker non-votes.” Abstentions and broker non-votes will be counted for the purposes of determining whether a quorum has been achieved at the annual meeting.
Who will count the votes?
      A representative from Computershare Investor Services, Smucker’s transfer agent, will determine if a quorum is present and tabulate the votes and serve as our inspector of election at the annual meeting.
What vote is required to approve each proposal?
      Proposal 1: The three candidates receiving the greatest number of votes, based upon one vote for each common share owned as of the record date, will be elected. Votes withheld in respect of any candidate in the election of Directors will have no impact on the election.
      Proposal 2: The affirmative vote of the holders of at least a majority of the votes cast at the meeting, based upon one vote for each common share owned as of the record date, is necessary to ratify the Audit Committee’s appointment of the Independent Registered Public Accounting Firm (hereinafter referred to as the “independent auditors”). Votes withheld in the ratification of the appointment of the independent auditors will have no impact on the ratification.
      Proposal 3: The affirmative vote of the holders of at least a majority of the votes cast at the meeting, based upon one vote for each common share owned as of the record date, is necessary for the approval of adjournments or postponements of the annual meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the annual meeting to approve the above proposals. Votes withheld with respect to postponing or adjourning the annual meeting will have no impact on the approval.
How do I vote my common shares?
      If you are a registered shareholder, you can vote your proxy in the following manner:

•	by attending the annual meeting and voting; or

•	by completing, signing, dating, and returning the enclosed proxy card(s); or

•	by calling the toll-free telephone number indicated on your proxy card(s); or

•	by using the Internet as described on your proxy card(s).
      Please refer to the specific instructions set forth on the enclosed proxy card(s).
      If you hold your common shares in street name, your broker, bank, trustee or other nominee will provide you with materials and instructions for voting your common shares.

Can I change my vote after I have mailed in my proxy card?
      Yes, if you are a registered shareholder, you may revoke your proxy in any of the following ways:

•	sending a written notice to the corporate secretary of Smucker, provided that the written notice is received prior to the annual meeting and states that you revoke your proxy;

•	signing and dating a new, later-dated proxy card(s) and submitting that proxy card to Computershare Investor Services so that it is received prior to the annual meeting;

•	voting by telephone or using the Internet prior to the annual meeting in accordance with the instructions included with the proxy card(s); or

•	attending the annual meeting and voting in person.
      Your mere presence at the annual meeting will not revoke your proxy. You must take affirmative action in order to revoke your proxy.
      If your common shares are held in street name, you must contact your broker, bank, trust or other nominee in order to revoke your proxy. If you wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy obtained from your broker, bank, trust or other nominee to the annual meeting in order to vote in person.
What are the Board’s recommendations on how I should vote my common shares?
      The Board recommends that you vote your common shares as follows:
      Proposal 1 — FOR the election of the three Board of Directors nominees with terms expiring at the 2008 Annual Meeting of Shareholders.
      Proposal 2 — FOR the ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent auditors of Smucker for the 2006 fiscal year.
      Proposal 3 — FOR the approval of adjournments or postponements of the annual meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve the above proposals.
Who may attend the meeting?
      All shareholders are eligible to attend the meeting; however, only those shareholders of record at the close of business on June 20, 2005 are entitled to vote at the meeting.
Do I need an admission ticket to attend the meeting?
      Tickets are not required to attend the meeting. If you are a registered shareholder, properly mark your proxy card to indicate that you will be attending the meeting. If you hold your shares in nominee or street name, you are required to bring evidence of share ownership to the meeting (i.e. account statement, broker verification).
What type of accommodations can you make at the annual meeting for people with disabilities?
      We can provide reasonable assistance to help you participate in our annual meeting if you tell us about your disability and how you plan to attend. Please call or write the corporate secretary of Smucker at least two weeks before the annual meeting at 330-684-3838 or Strawberry Lane, Orrville, Ohio 44667.
Does Smucker have cumulative voting?
      Under Ohio law, all of the common shares may be voted cumulatively in the election of Directors if a shareholder of record wishing to exercise cumulative voting rights provides written notice to our president, one of our vice presidents, or our corporate secretary not less than 48 hours before the time of the meeting.

The notice must state that the shareholder desires that the voting at the election be cumulative. Also, an announcement of the giving of the notice must be made when the meeting is convened by the chairman or the corporate secretary or by or on behalf of the shareholder giving the notice. Under cumulative voting, the number of votes to which each shareholder otherwise is entitled is multiplied by the number of Directors to be elected, and the shareholder then may cast that aggregate number of votes all for one nominee, or may divide them out among the nominees as the shareholder deems appropriate.
      We intend to vote all proxies we solicit whether or not there is cumulative voting at the meeting. In the event that there is cumulative voting, unless a shareholder provides contrary instructions on his, her or its proxy card, all votes represented by proxy cards will be divided evenly among the nominees named in this document, unless it appears that voting in that way would not be effective to elect all of those nominees. In that case, the votes represented by proxies will be cast as recommended by the Board of Directors at the annual meeting so as to maximize the number of nominees elected.

ELECTION OF DIRECTORS
(Proposal 1 on the proxy card)
      Unless instructed otherwise, the proxies intend to vote FOR the election of Vincent C. Byrd, R. Douglas Cowan and Elizabeth Valk Long, as Directors, each for a term of three years. These individuals comprise the class of Directors whose term of office expires this year and whose members are standing for reelection.
      In the event of the death or inability to act of any of the nominees for Directors, the proxy with respect to such nominee or nominees will be voted for such other person or persons as the Board of Directors may recommend. We have no reason to believe that the persons listed as nominees for Directors will be unable to serve.
      The members of the Board of Directors, including those who are nominees for election, with information as to each of them based on data furnished to us by these persons as of June 30, 2005, are as follows:
Nominees For Election as Directors Whose Proposed Terms Would Expire at the 2008 Annual Meeting

VINCENT C. BYRD	Mr. Byrd, 50, has been a Director since April 1999. He has been our senior vice president, consumer market, since February 2004. Prior to that time, he was vice president and general manager, consumer market, of Smucker since January 1995. Mr. Byrd also is a director of Spangler Candy Company, a manufacturer of confectionery products. In addition, he serves on the advisory board of the University of Arkansas Business College Center for Retailing Excellence.

R. DOUGLAS COWAN	Mr. Cowan, 64, has been a Director since January 2003. He has been the chairman and chief executive officer of The Davey Tree Expert Company, an employee-owned company providing horticultural services throughout the United States and Canada, since May 1997. Mr. Cowan also serves as chairman of the board of trustees of Kent State University. Mr. Cowan is a member of the Audit Committee.

ELIZABETH VALK LONG	Ms. Long, 55, has been a Director since May 1997. She was executive vice president of Time Inc., the magazine publishing subsidiary of Time Warner Inc., from May 1995 until her retirement in August 2001. She also is a director of Jefferson-Pilot Corporation, an insurance, financial services and communications company; Steelcase, Inc., a furniture and office systems manufacturer; and Belk, Inc., a large, privately owned department store chain in the United States. Ms. Long is Chair of the Executive Compensation Committee and a member of the Audit Committee.

Directors With Terms Expiring at the 2006 Annual Meeting

FRED A. DUNCAN	Mr. Duncan, 59, has been a Director since April 1999. He has been our senior vice president, special markets, since February 2004. Prior to that, he was vice president, special markets, since November 2001, and vice president and general manager, industrial market, of Smucker, since February 1995. Mr. Duncan also is a director of Bush Brothers and Company, a food processing and manufacturing company.

CHARLES S. MECHEM, JR.	Mr. Mechem, 74, has been a Director since 1982. He retired as chairman of Convergys Corporation, a provider of customer management products and services, in 2000, a post he was elected to in 1996. He has been commissioner emeritus of the Ladies Professional Golf Association, since 1995. He also is a director of the Ladies Professional Golf Association; Royal Associates, Inc., a manufacturer of steel golf shafts; and Messer Construction Company, a regional construction company. Mr. Mechem is Chair of the Nominating and Corporate Governance Committee and a member of the Executive Compensation Committee.

GARY A. OATEY	Mr. Oatey, 56, has been a Director since January 2003. He has been the chairman and chief executive officer of Oatey Co., a privately owned manufacturer of plumbing products, since January 1995. Mr. Oatey also is a director of Shiloh Industries, Inc., a manufacturer of engineered metal products for the automotive and heavy truck industries. Mr. Oatey is a member of the Nominating and Corporate Governance Committee.

TIMOTHY P. SMUCKER	Mr. Smucker, 61, has been a Director since 1973. He has been our chairman since 1987 and co-chief executive officer since February 2001. Mr. Smucker also is a director of Dreyer’s Grand Ice Cream Inc., a manufacturer and distributor of premium ice cream products, and Hallmark Cards, Incorporated, a marketer of greeting cards and other personal expression products. Mr. Smucker is the chairman of the management board of GS1, a global standards organization with member organizations in over 100 countries, and is also a member of the board of governors of GS1 U.S. Mr. Smucker is the brother of Richard Smucker, the father of Mark Smucker and the uncle of Paul Smucker Wagstaff, the latter two being vice presidents of Smucker.

Directors With Terms Expiring at the 2007 Annual Meeting

KATHRYN W. DINDO	Ms. Dindo, 56, has been a Director since February 1996. She has been vice president since 1998 and chief risk officer since November 2001 of FirstEnergy Corp., a utility holding company. Prior to that time, she was vice president and controller of Caliber System, Inc., a subsidiary of FDX Corporation, a transportation services company, since January 1996. Ms. Dindo also is a director of Bush Brothers and Company, a food processing and manufacturing company. Ms. Dindo is Chair of the Audit Committee and a member of the Executive Compensation Committee. The Company purchases utility services and electricity and natural gas, from FirstEnergy and its affiliates.

RICHARD K. SMUCKER	Mr. Smucker, 57, has been a Director since 1975. He has been our president since 1987, co-chief executive officer since February 2001 and chief financial officer from June 2003 until January 2005. Mr. Smucker also is a director of Wm. Wrigley Jr. Company, a manufacturer of confectionery, primarily chewing gum, products; The Sherwin-Williams Company, a manufacturer of coatings and related products; and serves as an advisor to the board of directors of Buttonwood Capital Partners, an asset management firm. In addition, he has been on the board of trustees of Miami University (Ohio) since May 2003. Mr. Smucker is the brother of Tim Smucker and the uncle of both Mark Smucker and Paul Smucker Wagstaff, the latter two being vice presidents of Smucker.

WILLIAM H. STEINBRINK	Mr. Steinbrink, 62, has been a Director since 1994. He has been the interim president of Wittenberg University (Ohio) from June 1, 2004 through June 30, 2005. Prior to that time, he had been associated with the law firm of Jones Day, since September 2001. Mr. Steinbrink is the former president and chief executive officer of CSM Industries, Inc., a manufacturer of specialty metals, a position he held between November 1996 and November 2000. Mr. Steinbrink is a member of the Nominating and Corporate Governance Committee. Jones Day has provided legal services on behalf of Smucker on a variety of matters, and it is anticipated that Jones Day will continue to provide services to Smucker.

The Board of Directors recommends a vote FOR each of the nominees for election to the Board of Directors.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
      Our corporate governance guidelines are designed to formalize the Board’s role and to confirm its independence from management and its role of aligning management and Board interests with the interests of shareholders. The corporate governance guidelines provide in pertinent part that:

•	a majority of Directors shall be “independent,” as set forth under the rules of the New York Stock Exchange, the Securities and Exchange Commission, and as further set forth in the corporate governance guidelines;

•	all members of the Nominating and Corporate Governance Committee, the Executive Compensation Committee and the Audit Committee shall be “independent” and that there shall be at least three members on each such Committee;

•	the “independent” Directors shall meet in executive session on a regular basis in conjunction with regularly scheduled Board meetings and such meetings shall be chaired by the Nominating and Corporate Governance Committee Chair;

•	the Board and each Committee of the Board will conduct an annual self-evaluation; and

•	the corporate secretary of Smucker shall provide all new Directors with materials and training in Smucker’s new director orientation program.
      Our corporate governance guidelines are posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.
Shareholder Recommendations For Director Nominees
      The Nominating and Corporate Governance Committee is responsible for identifying and recommending qualified candidates to the Board for nomination. The Committee considers all suggestions for membership on the Board of Directors, including nominations made by our shareholders. Shareholders’ nominations for Directors must be made in writing, must include the nominee’s written consent to the nomination and detailed background information sufficient for the Committee to evaluate the nominee’s qualifications. Nominations should be submitted to the corporate secretary at The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The corporate secretary will then forward nominations to the Chair of the Nominating and Corporate Governance Committee. All recommendations must include qualifications which meet, at a minimum, the following criteria:

•	candidates must be committed to our basic beliefs and shall possess integrity, intelligence, and strength of character;

•	nonemployee Director candidates must meet the independence requirements set forth below under the heading “Director Independence”;

•	candidates must have significant experience in a senior executive role, together with knowledge of corporate governance issues and a commitment to attend Board meetings and related Board activities; and

•	candidates must not have any affiliations or relationships which could lead to a real or perceived conflict of interest.
      When filling a vacancy on the Board, the Nominating and Corporate Governance Committee shall consider such additional factors as it deems appropriate. Smucker does not currently pay any third party a fee to assist in identifying and evaluating candidates for the Board of Directors.

Director Independence
      Smucker requires that a majority of its Directors be “independent” as defined by the rules of the New York Stock Exchange, the Securities and Exchange Commission, and may in the future amend its corporate governance guidelines to establish such additional criteria as the Board may determine to be appropriate. The Board makes a determination as to the independence of each Director on an annual basis. The Board has determined that the following six Directors are independent Directors: R. Douglas Cowan, Kathryn W. Dindo, Elizabeth Valk Long, Charles S. Mechem, Jr., Gary A. Oatey, and William H. Steinbrink.
      In general, “independent” means that a Director has no material relationship with Smucker or any of its subsidiaries. The existence of a material relationship is determined upon a review of all relevant facts and circumstances and generally is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from management.
      The Board considers the issue of materiality from the standpoint of the persons or organizations with which the Director has an affiliation, as well as from the standpoint of the Director.
      The following standards will be applied by the Board of Directors of Smucker in determining whether individual Directors qualify as “independent” under the rules of the New York Stock Exchange. References to Smucker include our consolidated subsidiaries.

•	No Director will be qualified as independent unless the Board of Directors affirmatively determines that the Director has no material relationship with Smucker, either directly or as a partner, shareholder or officer of an organization that has a relationship with Smucker. Smucker will disclose these affirmative determinations.

•	No Director who is a former employee of Smucker can be independent until three years after the end of his or her employment relationship with Smucker.

•	No Director whose immediate family member is, or has been within the last three years, an executive officer of Smucker, can be independent.

•	No Director who received, or whose immediate family member has received, more than $100,000 in any twelve-month period in direct compensation from Smucker, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be independent until three years after he or she ceases to receive more than $100,000 in any twelve-month period in such compensation.

•	No Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of Smucker can be independent until three years after the end of the affiliation or the employment or auditing relationship.

•	No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of Smucker’s present executive officers serve on that company’s compensation committee can be independent until three years after the end of such service or employment relationship.

•	No Director who is an employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, Smucker for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues can be independent until three years after falling below such threshold.

•	No Director can be independent if Smucker has made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by Smucker to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

      The value of the services purchased from Jones Day in fiscal year 2005 does not exceed the greater of $1,000,000 or 2% of Jones Day’s consolidated gross revenues.
      The value of the services, electricity and natural gas, purchased from FirstEnergy and its affiliates in fiscal year 2005 does not exceed the greater of $1,000,000 or 2% of FirstEnergy’s consolidated gross revenues.
Communications with the Board
      Interested parties who wish to communicate with members of the Board as a group, with nonemployee Directors as a group, or with individual Directors, may do so by writing to Board Members c/o Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Directors have requested that the corporate secretary act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate Directors. Communications relating to matters within the responsibility of one of the Committees of the Board will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate officer at Smucker. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.
Policy on Ethics and Conduct
      Ethics is one of Smucker’s Basic Beliefs and, as a Basic Belief, is fundamental to Smucker’s business. Smucker emphasizes that ethical conduct is vital to ensure successful, sustained business relationships.
      Smucker’s Policy on Ethics and Conduct applies to all employees and Directors of the Company, its subsidiaries, and its affiliates. The policy details specifics concerning the manner in which employees and Directors are expected to conduct themselves and, imposes on each person the responsibility for making ethical choices.
      Any changes to this policy and any waivers of this policy for or on behalf of any Director, executive officer, or senior financial officer of the Company must be approved by the Board, or by a committee of the Board, to which authority to issue such waivers has been delegated by the Board. Any such waivers will be promptly disclosed to the public, as required by applicable law. Waivers of this policy for any other employee may be made only by an authorized officer of the Company. Waivers of the Policy on Ethics and Conduct will be disclosed on our website at www.smuckers.com.
      The Policy on Ethics and Conduct is attached as Annex A to this proxy statement and is posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.
      The Board has established means for employees to report violations of the policy either with their manager or supervisor, or with the general counsel. Reports to the general counsel may be made in writing, by phone, or in person, and may be submitted anonymously through our hotline.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS
Board of Directors
      During the 2005 fiscal year, there were four meetings of our Board of Directors. All Directors attended at least 75% of the total number of Board and Committee meetings for which they were eligible. Additionally, all Directors, with the exception of one, attended the annual meeting. The Board of Directors has a Nominating and Corporate Governance Committee, an Executive Compensation Committee, and an Audit Committee.
      All of the Committees are comprised entirely of independent Directors in accordance with the New York Stock Exchange listing standards. Charters for each Committee are posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The table below shows members of each of the Committees during fiscal year 2005. The Nominating and Corporate Governance Committee has not proposed changes to the members of the Committees for fiscal year 2006.

	Nominating and Corporate		Executive Compensation
Name	Governance Committee		Committee		Audit Committee

R. Douglas Cowan					X
Kathryn W. Dindo			X		X	(Chair)
Elizabeth Valk Long			X	(Chair)	X
Charles S. Mechem, Jr.	X	(Chair)	X
Gary A. Oatey	X
William H. Steinbrink	X
Director Compensation
      Directors who are employees of Smucker receive no compensation for their services as a Director. In fiscal year 2005, our nonemployee Directors were eligible to receive the following compensation for their services:

• Annual Retainer	$30,000	per year
• Annual Retainer for Committee Chair	$ 4,000	per year
• Attendance Fee for Board Meetings	$ 1,500	per meeting
• Attendance Fee for Committee Meetings	$ 1,200	per meeting
• Annual Grant of Stock Options	2,000	options per nonemployee Director, granted each September
• Annual Grant of Deferred Stock Units	400	units per nonemployee Director joining the Board after January 1, 1997, granted each August (with a maximum lifetime grant of 6,000 units)
      During fiscal year 2005, nonemployee Directors could have elected to receive all or 50% of their annual retainer and Committee fees in the form of deferred stock units under Smucker’s Amended and Restated Nonemployee Director Stock Plan, which was approved by shareholders at the August 2004 annual meeting. All deferred stock units, together with dividends credited on those deferred stock units, are paid out in the form of common shares upon termination of service as a nonemployee Director.
      In 2001, the shareholders of Smucker approved the implementation of a Nonemployee Director Stock Option Plan. The plan is designed to provide additional compensation for nonemployee Directors of Smucker and to attract and retain candidates of the highest quality to serve on the Board. At the April 2004 meeting of the Executive Compensation Committee, the Committee, as part of the revised compensation structure set forth in the above summary and as further described below, approved an increase in the annual grant of stock options (made annually in September) to each eligible nonemployee Director from 1,500 options to 2,000 options, unless otherwise determined by the Executive Compensation Committee. Such increase in options was effective for fiscal year 2005. The options granted under this plan vest fully six months after the date of grant and have a term of ten years.
      Smucker provides transportation to and from Board and Committee meetings for its nonemployee Directors via the Company’s aircrafts or commercial airline as appropriate. Periodically, a Director’s spouse will be included in these transportation arrangements. The total cost of transportation for spouses of nonemployee Directors for fiscal year 2005 was less than $10,000.
      The Board does not have specific guidelines for share ownership but believes that the ownership of our common shares shall be a matter of conscience for each Director and encourages each Director to own a reasonable number of our common shares.
Executive Sessions and Presiding Director
      In its 2005 fiscal year, the Board held three regularly scheduled executive sessions in which only the independent Directors were present. As provided in our corporate governance guidelines, these meetings are chaired by the Chair of the Nominating and Corporate Governance Committee and are held in conjunction with regularly scheduled meetings of the Board, other than the meeting held on the day of the annual shareholders’ meeting, unless otherwise specifically requested by a Director.
Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee has three members and met three times during the 2005 fiscal year. The principal functions of this Committee include:

•	developing qualifications/criteria for selecting and evaluating Director nominees and evaluating current Directors;

•	considering and proposing Director nominees for election at the annual meeting;

•	selecting candidates to fill Board vacancies as they may occur;

•	making recommendations to the Board regarding Board committee memberships;

•	considering key management succession planning issues as presented annually by management;

•	developing and generally monitoring our corporate governance guidelines and procedures system; and

•	performing other functions or duties deemed appropriate by the Board.
      The Nominating and Corporate Governance Committee charter is posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Nominating and Corporate Governance Committee believes this charter is an accurate and adequate statement of the Committee’s responsibilities and the Committee will review this charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.
Executive Compensation Committee
      The Executive Compensation Committee has three members and met four times during the 2005 fiscal year. The principal functions of this Committee include:

•	determining the compensation packages and performance goals of Smucker executives;

•	administering Smucker’s restricted stock programs, stock option programs and all long-term incentive compensation programs for key executives; and

•	considering employee benefit programs generally.

      The Executive Compensation Committee operates under a written charter, which was revised in January 2005. This charter is attached as Annex B to this proxy statement and is posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Executive Compensation Committee believes the charter is an accurate and adequate statement of the Committee’s responsibilities. The Committee will review this charter on an annual basis to confirm that it continues to be an accurate statement of such responsibilities. A more detailed report of the Executive Compensation Committee is set forth below under the heading “Report of the Executive Compensation Committee.”
Audit Committee
      The Audit Committee has three members and met nine times during the 2005 fiscal year, including four telephonic meetings during the 2005 fiscal year to review Smucker’s quarterly filings on Form 10-Q and annual filing on Form 10-K. The principal functions of this Committee include:

•	reviewing with the independent auditors of Smucker the scope and thoroughness of the auditors’ examination and considering recommendations of the independent auditors;

•	appointing the independent auditors and approving their fees for the year;

•	reviewing the sufficiency and effectiveness of Smucker’s system of internal controls, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002 with the Company’s financial officers, the independent auditors, and, to the extent the Committee deems necessary, legal counsel;

•	reviewing and discussing Smucker quarterly and annual filings on Form 10-Q and Form 10-K, respectively, and quarterly earnings release information;

•	reviewing and approving the charter for Smucker’s internal audit function, the annual internal audit plan, and summaries of recommendations; and

•	performing other functions or duties deemed appropriate by the Board.
      As part of her responsibilities, the Chair of the Audit Committee meets quarterly with Smucker management and independent auditors to review earnings release information.
      A more detailed report of the Audit Committee is set forth below under the heading “Report of the Audit Committee.” The Audit Committee operates under a written charter, which was revised in January 2005 to incorporate the requirements of the Sarbanes-Oxley Act of 2002. This revised charter was adopted by the Audit Committee and the Board of Directors at their January 2005 meetings. This charter is attached as Annex C to this proxy statement and is posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Audit Committee believes the charter is an accurate and adequate statement of the Audit Committee’s responsibilities. The Audit Committee will review this charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee is composed of three Directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, and serves as the primary communication link between the Board of Directors as the representative of the shareholders, on the one hand, and our independent and internal auditors, on the other hand. Management has the primary responsibility for financial statements and the reporting process, including the systems of internal control.
      In fulfilling its responsibilities, the Audit Committee reviewed with management the financial statements and related disclosures included in Smucker’s quarterly reports on Form 10-Q, and the audited financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2005. Also, the Audit Committee reviewed with the independent auditors their judgments as to both the quality and the acceptability of Smucker’s accounting principles. The Audit Committee’s review with the independent auditors included a discussion of other matters required under U.S. generally accepted auditing standards, including those matters required by the Statement on Auditing Standards No. 61 and by the Sarbanes-Oxley Act of 2002.
      The Audit Committee also reviewed the financial literacy of each of its members, as required by the listing standards of the New York Stock Exchange, and determined that each of its members meet the criteria established by the stock exchange. Additionally, the Audit Committee reviewed the definition of an “audit committee financial expert” as promulgated under the Sarbanes-Oxley Act of 2002 and determined that two of its members, Kathryn W. Dindo and R. Douglas Cowan, satisfy the criteria of an audit committee financial expert under the Act. The Board of Directors adopted a resolution at its April 2005 meeting designating Ms. Dindo and Mr. Cowan as “financial experts,” as required under the Sarbanes-Oxley Act of 2002.
      The Audit Committee received the written disclosures from the independent auditors required by the Independence Standards Board Statement No. 1, and has discussed those disclosures with the independent auditors. The Audit Committee also has considered the compatibility of non-audit services with the auditors’ independence.
      The Audit Committee discussed with Smucker’s internal and independent auditors the overall scope and plans for their respective audits and reviewed Smucker’s plans for compliance with the management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal and independent auditors to discuss the results of the auditors’ examinations, their evaluation of Smucker’s internal controls, including a review of the disclosure control process as well as the overall quality of Smucker’s financial reporting. The Audit Committee, or the Committee Chair, also pre-approved services provided by Ernst & Young LLP during the 2005 fiscal year.
      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Smucker’s Annual Report on Form 10-K for the year ended April 30, 2005. The Audit Committee authorized the appointment of Ernst & Young LLP as Smucker’s independent auditors for the 2006 fiscal year.

AUDIT COMMITTEE

Kathryn W. Dindo, Chair
R. Douglas Cowan
Elizabeth Valk Long

INDEPENDENT AUDITORS’ FEES
      The following table summarizes the aggregate fees, including out of pocket expenses, paid to Ernst & Young LLP for the years ended April 30, 2005 and 2004:

	2005	2004

Audit Fees(1)	$1,647,000	$671,200
Audit-Related Fees(2)	0	180,700
Tax Fees(3)	779,300	585,300
All Other Fees	0	0

Total Fees	$2,426,300	$1,437,200

(1)	Audit fees primarily relate to (i) the audit of our consolidated financial statements as of and for the years ended April 30, 2005 and 2004, including statutory audits of certain international subsidiaries; (ii) the reviews of our unaudited condensed consolidated interim financial statements as of July 31, October 31, and January 31 for fiscal years 2005 and 2004; and (iii) procedures performed in connection with our registration statements in fiscal year 2004. Also included in the fiscal year 2005 audit fees is $546,000 in fees relating to the assessment of internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees primarily include due diligence services related to the acquisition of International Multifoods Corporation, which were incurred primarily in fiscal year 2004.

(3)	Tax fees are primarily for tax work in connection with the Company’s divestiture of its Australian and Brazilian operations and for tax compliance, preparation, and planning services.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
      The charter of the Audit Committee, as well as the policies and procedures adopted by the Audit Committee, require that all audit and permitted non-audit services provided by the independent auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and, in limited circumstances, other services. The Audit Committee’s pre-approval identifies the particular type of service and is subject to a specific engagement authorization.
      Should it be necessary to engage the independent auditors for additional, permitted services between scheduled Committee meetings, the Chair of the Audit Committee has been delegated the authority to approve up to $200,000 for additional services for a specific engagement. The Committee Chair then reports such pre-approval at the next meeting of the Audit Committee. The approval policies and procedures of the Committee do not include delegation of the Audit Committee’s responsibility to management.
      All of the services described above for fiscal year 2005 were approved by the Audit Committee or the Committee Chair before Ernst & Young LLP was engaged to render the services or otherwise in accordance with the approval process adopted by the Audit Committee.
COMMUNICATIONS WITH THE AUDIT COMMITTEE
      Our Policy on Ethics and Conduct has established procedures for confidential, anonymous complaints by employees and from third parties received by Smucker regarding accounting, internal accounting controls or auditing matters. The Policy on Ethics and Conduct is posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Proposal 2 on proxy card)
      The Audit Committee has appointed Ernst & Young LLP as our independent auditors for the fiscal year ending April 30, 2006. The Audit Committee has requested that the shareholders ratify this decision. Ernst & Young LLP has served as Smucker’s independent auditors since 1955. In the event of a negative vote on ratification, the selection may be reconsidered by the Audit Committee.
      A representative of Ernst & Young LLP is expected to be present at the meeting with an opportunity to make a statement if so desired and to respond to appropriate questions with respect to that firm’s examination of Smucker’s financial statements and records for the fiscal year ended April 30, 2005.

The Board of Directors recommends a vote FOR ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent auditors.
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
      The Executive Compensation Committee of the Board of Directors is composed of three independent Directors and is responsible for establishing the levels of compensation and benefits for executive officers of Smucker. The Executive Compensation Committee evaluates Smucker’s performance and all compensation paid to its executive officers on an ongoing basis.
Compensation Philosophy
      The Executive Compensation Committee believes that an effective executive compensation program must have two parts.
      First, the compensation program should have a cash component that is competitive enough to retain highly qualified executives while also providing performance-based incentives. The Committee believes that Smucker’s base salary structure, Management Incentive Plan bonuses, and Voluntary Deferred Compensation Plan combine to meet these requirements.
      Second, the compensation program should have an equity-based component in order to provide long-term incentives and ensure that management’s long-term interests are aligned with those of other Smucker shareholders. The equity-based components of the compensation program are provided by the Restricted Stock Bonus Plan, the 1987 Stock Option Plan, and the 1998 Equity and Performance Incentive Plan.
Salaries
      Base compensation for all salaried positions in Smucker, including executive officers, is determined by reference to individual performance and position within the salary range for the particular job classification. Smucker’s human resources department develops the salary ranges and classifications with assistance from independent consultants to ensure that the overall salary structure and benefit package remains competitive. Smucker’s goal with regard to salaries and total compensation is to provide a structure that is competitive with other comparably sized manufacturing companies.
      Smucker targets its salary ranges at approximately the median of comparably sized manufacturing companies, and the revised ranges approved by the Executive Compensation Committee are consistent with that target goal.
      Although the salary ranges for the officers are recommended by the human resources department based on its own research and the advice of independent consultants, the salary ranges for all officers, including executive officers, are regularly reviewed by the Executive Compensation Committee and are subject to Committee approval, as are any changes to an officer’s salary grade level.

      At least every other year, the Executive Compensation Committee will request that an independent compensation consultant conduct a formal review of appropriate salary ranges, as well as Management Incentive Plan target ranges and equity-based compensation for officers of Smucker. In light of Smucker’s acquisition of International Multifoods Corporation and the resulting increase in the size of Smucker, the Executive Compensation Committee requested that a full, independent review be conducted by an independent consultant, with any Committee-authorized adjustment to be effective May 1, 2004. The resulting study indicated that the salary ranges, management incentive bonuses, and equity-based compensation awards for officers of Smucker were below similarly sized company averages. Upon the recommendation of the human resources department, the Executive Compensation Committee, in April 2004, approved revised salary ranges for officers of Smucker.
      Management’s salary recommendations for officers of Smucker, including executive officers, are submitted to the Executive Compensation Committee for consideration at its April meeting. These recommendations generally are based upon the salary increase guidelines that have been determined by management for all corporate salaries as part of the planning and budgeting process for the coming fiscal year.
      Tim Smucker, Smucker’s Chairman, and Richard Smucker, Smucker’s President, operate jointly as Co-Chief Executive Officers. Management submitted no recommendation concerning a salary increase for Tim Smucker or Richard Smucker. The Executive Compensation Committee determined that each of them should be given an increase of 5.4% for fiscal 2006, in line with the increases for the officer group as a whole, and in line with the level of increases suggested as appropriate pursuant to the salary range review.
      Factors considered when assessing executive officers’ performance for compensation purposes, including Tim Smucker and Richard Smucker, include, in no particular order:

•	Smucker’s sales and earnings results;

•	market share gains;

•	achieving Smucker’s business plan and strategic goals; and

•	individual performance evaluations.
These factors are viewed as a whole and no single factor is necessarily weighed more heavily than any other.
Management Incentive Plan
      Smucker maintains a Management Incentive Plan designed to recognize key management members based on their contribution to the achievement of Smucker objectives and their individual performance. A target award is set for each participant based on salary grade level and competitive award levels for similar positions at comparable manufacturing companies, which are generally the same companies used in establishing base salary ranges. The actual award participants receive, if any, is based on the following criteria:

•	Smucker’s performance to its earnings goal for the year;

•	personal performance of the management employee; and

•	if the participant is part of a strategic business area, that area’s performance in relation to its profit goal.
      After the end of each fiscal year, management presents to the Executive Compensation Committee a summary and recommendation for management incentive bonuses. The presentation includes:

•	information on Smucker’s performance for the fiscal year just ended (earnings per share for the year with a comparison to the prior year and to Smucker’s plan, and operating margins or specific margins for the strategic business areas);

•	awards to each individual in the plan in the prior three years;

•	current salary, salary range, and target award information; and

•	a specific recommendation for management incentive bonuses based on the above criteria.
      The Executive Compensation Committee then reviews the information and recommendations with management and makes a decision as to which recommendations to accept and whether the recommendations require modification.
      No awards under the Management Incentive Plan are awarded if Smucker does not meet minimum performance standards, and the maximum award a participant may receive is limited to twice the target award.
      The management incentive awards for Tim Smucker and Richard Smucker are made based on the same factors as those used for other participants in the Management Incentive Plan; however, no recommendation is made by management concerning the individual awards for the Chairman or the President. All management incentive awards for each of Tim Smucker and Richard Smucker are determined by the Executive Compensation Committee based on its evaluation of each of their individual performances.
      The amount of the incentive awards based on corporate performance is determined by a mathematical calculation, the elements of which are the same for all participants, including Tim Smucker and Richard Smucker. With respect to the 2005 fiscal year, Smucker exceeded its earnings per share goal for the year and the amount of the incentive award, based on corporate performance, was calculated accordingly for all participants, including the awards granted to Tim Smucker and Richard Smucker by the Executive Compensation Committee.
      In addition to the portion of the award based on corporate performance, the total incentive plan award for each participant includes an amount related to individual performance. This individual performance award is based on an assessment of the participant’s individual contributions in helping Smucker to achieve its earnings and other goals. It may be above or below the corporate award portion if the Executive Compensation Committee determines that to be appropriate in an individual case. All management incentive awards are paid to the participants in cash.
Long-Term Incentive Compensation Philosophy
      Long-term incentive compensation is stock-based and is designed to help to align the interests of management with the interests of Smucker shareholders. In the past, both restricted stock awards and stock options have been used in the long-term compensation program, with restricted stock awards granted every other year primarily to selected executives, and stock options granted every year in October to key managers and executives. During fiscal year 2005, stock options were granted in October 2004 consistent with past practice. After evaluating a number of alternatives, the Executive Compensation Committee approved implementation of a new long-term incentive program in the form of performance-based restricted stock or performance-based restricted stock units. Therefore, beginning in fiscal year 2006, key senior managers and executives will have the opportunity to receive grants of restricted stock or restricted stock units each year, depending on Company and individual performance. In order to qualify awards as “performance-based” under Section 162(m) of the Internal Revenue Code, the Executive Compensation Committee may only exercise discretion to reduce an award of restricted stock made to Tim Smucker or Richard Smucker. Stock options will not be used under this arrangement.

Restricted Stock Bonus Plan
      Smucker’s Restricted Stock Bonus Plan was implemented in 1981 based on the Board of Directors’ determination that such a plan would help Smucker attract and retain key senior managers. Restricted stock awards are currently made under the 1998 Equity and Performance Incentive Plan. Prior to fiscal year 2006, restricted stock awards were granted every other year primarily to selected executives. As mentioned above, beginning in fiscal year 2006, restricted stock and restricted stock units will be the sole long-term incentive compensation vehicle used by Smucker, with awards made in June of each year if Smucker meets specified pre-determined performance requirements in the most recently ended fiscal year. The Executive Compensation

Committee will establish performance criteria for grants of restricted stock and restricted stock units each year based upon company performance. Target grant levels for grants of restricted stock or restricted stock units as long-term incentive compensation are determined for individual participants based on salary grade level and a determination by Smucker’s human resources department of the prevailing competitive awards for similar positions at other comparable manufacturing companies. The companies considered are largely the same as those used in establishing base salary ranges.

Stock Option Plans
      Stock option awards made in fiscal year 2005 were made under either the 1987 Stock Option Plan or the 1998 Equity and Performance Incentive Plan. Participants in the plans include both executive officers and other key managers.
      Awards were made by the Executive Compensation Committee following a review of the recommendations of management. Individual performance and the performance of Smucker were considered in establishing each proposed award, along with the individual’s target grant level. Although all of these factors were considered in making an award, no specific weight was assigned to them, and the relative importance of each factor may have varied from participant to participant. The Executive Compensation Committee did not specifically consider the total number of options held by a participant in determining the size of a new award, but information with regard to previous awards was presented to and reviewed by the Executive Compensation Committee when awards were made.
      Stock option awards made for fiscal year 2005 were in amounts consistent with the target grant level for each participant. As noted above in the section entitled “Long-Term Incentive Compensation Philosophy”, beginning in fiscal year 2006, grants of restricted stock and restricted stock units will be the sole long-term incentive compensation vehicle used by Smucker, with awards made in June of each year if the Company meets specified performance requirements.
Pension Plan and Nonqualified Supplemental Retirement Plan
      Under The J. M. Smucker Company Employees’ Retirement Plan (the “Plan”), retirement benefits are payable to all eligible employees of Smucker and its subsidiaries, including officers. Benefits are based on the employee’s years of service and compensation. Executive officers of Smucker, including those named in the Summary Compensation Table, are also eligible to participate in a nonqualified supplemental retirement plan (the “Supplemental Plan”) entitling them, upon retirement, to receive a benefit from the Supplemental Plan. The amounts set forth in the Pension Plan Table assume participation in the Supplemental Plan and set forth the estimated annual benefit, computed as a straight-life annuity, payable under both the Supplemental Plan and the Plan, as amended, at normal retirement (age 65).
Voluntary Deferred Compensation Plan
      In April 2003, the Board approved the Voluntary Deferred Compensation Plan, which was made available to officers and business general managers effective January 1, 2004. Elections to defer all or a portion of the participant’s base compensation or bonus must be made prior to January 1st of the year in which services relating to the compensation deferred are provided. The participants will have the option to designate such deferred compensation be tracked as if invested in a Fidelity Investment managed account. A copy of the Voluntary Deferred Compensation Plan is filed with the Smucker Annual Report on Form 10-K for its fiscal year 2003.
Tax Deductibility of Executive Compensation
      The Executive Compensation Committee has considered the potential impact on Smucker’s compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the Internal Revenue Code. Compensation that qualifies as performance-based compensation is exempt from the cap on deductible compensation. The Executive Compensation Committee believes that stock option awards under Smucker’s 1998 Equity and Performance Incentive Plan qualify as performance-based compensation under

Section 162(m). Restricted stock awards that are not performance-based and awards under the Management Incentive Plan do not at this time qualify for the exemption under Section 162(m). However, the Executive Compensation Committee may, in the future, structure grants of the performance-based restricted stock to Tim Smucker and Richard Smucker so as to qualify these awards as “performance-based” compensation under Section 162(m). To date, only Tim Smucker and Richard Smucker have been paid compensation in excess of $1,000,000 that could be subject to the Section 162(m) limitation. The Executive Compensation Committee is generally committed to establishing executive compensation programs that will maximize as much as possible the deductibility of compensation paid to executive officers. To the extent, however, that the Executive Compensation Committee from time to time believes it to be consistent with its compensation philosophy and in the best interests of Smucker and its shareholders to award compensation that is not fully deductible, it may choose to do so.
      The Executive Compensation Committee believes that Smucker’s compensation plans and practices are sound and well considered. It also believes that the level of compensation provided to the executive officers is appropriately related to both the competitive market and the historic and current performance of Smucker. The Executive Compensation Committee in the future will continue to focus on these factors and on maintaining a compensation system that will encourage maximization of long-term shareholder value.

EXECUTIVE COMPENSATION COMMITTEE

Elizabeth Valk Long, Chair
Kathryn W. Dindo
Charles S. Mechem, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      During fiscal year 2005, no Smucker executive officer or Director was a member of the Board of Directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the Securities and Exchange Commission.
CONSULTING AND NON-COMPETE ARRANGEMENTS
      The Board of Directors believes that a significant portion of the value of Smucker and the success of its business is attributable to the public image of the Smucker’s brand and the integral identification of the Smucker family and its values with that brand. Therefore, the Board authorized Smucker to enter into agreements with each of Tim Smucker and Richard Smucker securing his continuing public representation of Smucker when he is no longer an active executive.
      Under these agreements, each of Tim Smucker and Richard Smucker has committed to maintain his public representation of Smucker for three years following the termination of full-time employment with Smucker. The Board also believed that it was crucial to the strength of the Smucker’s brand that neither Tim Smucker nor Richard Smucker should undertake activities after the end of his employment with Smucker that might be to the competitive disadvantage of Smucker. In particular, the Board wished to ensure that neither Tim Smucker nor Richard Smucker would in any event provide the benefit of his experience in the food industry to competitors of Smucker.
      Therefore, the agreements with each of Tim Smucker and Richard Smucker provide that for three years from the date of his respective termination of employment or for three years after the end of the public representation period, whichever is later, he will not enter into any relationship that might be to Smucker’s competitive disadvantage. During the three-year public representation period, the former executive will receive annual compensation in an amount equal to his base salary in effect as of the time his active employment with Smucker ended, plus benefits and perquisites, including without limitation, medical insurance and life insurance, but excluding stock options, restricted shares or other equity-based benefits. However, all outstanding stock options will immediately vest and all restricted shares will continue to vest during the public representation period pursuant to the existing vesting schedule. He will also receive each year during that period an amount equal to 50 percent of his target award applicable under the Management Incentive Plan at the date of his termination.
      The agreements further provide to each of Tim Smucker and Richard Smucker certain severance benefits upon termination of employment. Specifically, in the event of the death or disability of either individual, he (or his estate) will be entitled to receive for three years after the event, annual compensation equal to the base salary he was receiving at the time the event occurred, plus the benefits described above. He (or his estate) also will receive an amount equal to 50 percent of his target bonus awards in effect at the time of the event. Also, any unvested options and restricted shares will vest immediately. At the end of the three-year period following the death or disability, he (or his spouse) will be eligible for retirement benefits under the Supplemental Plan without application of early retirement reduction factors. If either Tim Smucker or Richard Smucker voluntarily terminates employment and commences receiving his monthly retirement benefits under the Supplemental Plan, he will receive any accrued but unpaid salary as of the date of such retirement and will be reimbursed for any expenses incurred but not yet paid. In addition, he will be entitled to any options, restricted shares or other plan benefits which by their terms extend beyond termination of employment.
      In the event that either Tim Smucker or Richard Smucker is terminated by Smucker without cause or if he resigns for good reason (as specifically defined in the agreements), he will receive the same benefits as in the case of death or disability as described above. If Smucker terminates either Tim Smucker or Richard Smucker for cause, however, he will receive only that compensation to which he is otherwise entitled as of the date of termination.

EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth a summary of the compensation over the past three fiscal years for our Co-Chief Executive Officers and the other four most highly compensated executive officers (the “Named Executive Officers”).
Summary Compensation Table

					Long Term
		Annual Compensation			Compensation Awards

		(a)	(b)	(c)	(d)	(e)
				Other	Restricted	Securities	(f)
				Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Awards	Options	Compensation
Name and Principal Position	Year	($)	($)(1)	($)(5)	($)(2)	(#)(3)	($)(4)

Timothy P. Smucker	2005	$658,231	$737,900	$—	$1,516,078	50,000	$7,834
Chairman and Co-Chief	2004	609,752	751,700	—	0	30,000	7,714
Executive Officer	2003	593,426	788,100	—	1,140,900	140,000	8,342
Richard K. Smucker	2005	640,865	737,900	—	1,516,078	50,000	8,134
President and Co-Chief Executive	2004	585,000	751,700	—	0	30,000	7,864
Officer	2003	555,000	788,100	—	1,140,900	140,000	8,420
Vincent C. Byrd	2005	306,154	231,000	—	356,533	15,000	8,169
Senior Vice President,	2004	270,000	235,400	—	0	10,000	7,596
Consumer Market	2003	258,923	234,600	—	304,240	50,000	7,907
Fred A. Duncan	2005	291,487	190,800	—	339,996	15,000	7,703
Senior Vice President,	2004	268,862	195,140	—	0	10,000	7,588
Special Markets	2003	260,078	225,400	—	304,240	50,000	8,111
John D. Milliken	2005	248,397	170,000	—	248,295	10,000	7,836
Vice President, Logistics and	2004	230,000	178,600	—	0	7,000	7,664
Western Operations	2003	220,000	180,400	—	228,180	35,000	7,750
Richard G. Jirsa	2005	243,429	169,900	—	241,781	10,000	7,787
Vice President and	2004	230,000	178,600	—	0	7,000	7,588
Corporate Controller	2003	222,539	180,400	—	228,180	35,000	7,826

(1)	Includes amounts deferred by certain of the officers listed below pursuant to Smucker’s Voluntary Deferred Compensation Plan.

(2)	Smucker’s Restricted Stock Bonus Plan was implemented in 1981 and its 1998 Equity and Performance Incentive Plan was implemented in 1998. The restricted shares generally vest after four years from the date of grant. Shares awarded under the plans are entitled to dividends at the same rate and on the same terms as unrestricted shares of the same class. The numbers disclosed above in 2003 reflect a change in amounts previously disclosed in that the 2003 amounts above reflect the value of the award on the date of grant, June 9, 2003, as opposed to the value on April 30, 2003, the end of fiscal year 2003. The aggregate number and value of restricted shares held by the individuals listed above, valued as of April 30, 2005, are as follows: Timothy P. Smucker, 43,231 shares ($2,145,122); Richard K. Smucker, 43,231 shares ($2,145,122); Vincent C. Byrd, 11,781 shares ($584,573); Fred A. Duncan, 11,781 shares ($584,573); John D. Milliken, 8,363 shares ($414,972); and Richard G. Jirsa, 8,363 shares ($414,972).

The individuals listed above also received the following number of restricted shares after April 30, 2005, the value of which is shown in the table above: Timothy P. Smucker, 30,255 shares; Richard K. Smucker, 30,255 shares; Vincent C. Byrd, 7,115 shares; Fred A. Duncan, 6,785 shares; John D. Milliken, 4,955 shares; and Richard G. Jirsa, 4,825 shares. The 2005 value shown above represents the pre-tax value of the restricted shares based on the reported closing price of Smucker’s common shares on the date of the award June 6, 2005. The restricted shares received by Timothy P. Smucker in June 2005 vested immediately because he had attained the age of 60 and had ten years of service with Smucker.

(3)	All options are for common shares. Smucker does not award stock appreciation rights (SARs).

(4)	Amounts shown in column (f) represent contributions by Smucker on behalf of the individual indicated under Smucker’s 401(k) Savings Plan and the value of allocations during the year under Smucker’s Employee Stock Ownership Plan. The specific breakdown for each individual (401(k) amounts first, followed by ESOP allocations) for fiscal year 2005 is as follows: Timothy P. Smucker, $6,300 and $1,534; Richard K. Smucker, $6,600 and $1,534; Vincent C. Byrd, $6,635 and $1,534; Fred A. Duncan, $6,169 and $1,534; John D. Milliken, $6,302 and $1,534; and Richard G. Jirsa, $6,253 and $1,534.

(5)	The executive officers named above receive various perquisites provided by or paid by Smucker. These perquisites may from time to time include personal use of corporate aircraft, personal use of Company-provided automobiles, memberships in social clubs, annual physicals, tax preparation and financial planning services, and reimbursement for cell phones. The Board requires Tim Smucker and Richard Smucker to use corporate aircraft for all travel, where possible.

The aggregate value of perquisites provided to the executive officers named above was, in each individual case, less than $50,000 for fiscal year 2005. The Company used incremental costs including costs related to fuel, landing fees, crew meals and other miscellaneous costs in valuing personal use of the aircraft in fiscal year 2005, whereas past years had been valued using the Standard Industry Fare Level (SIFL) rates, as published by the Internal Revenue Service.
Stock Option Plans
      The first of the following tables summarizes options granted during fiscal 2005 to the Named Executive Officers under Smucker’s 1998 Equity and Performance Incentive Plan. The second table summarizes options exercised by the Named Executive Officers during the 2005 fiscal year, along with the number of unexercised options held by such officers at fiscal year end and the value of their unexercised, in-the-money options.
Option Grants in Last Fiscal Year(1)

Individual Grants

	Number				Potential Realizable Value at
	of	% of Total			Assumed Annual Rates of
	Securities	Options	Exercise		Share Price Appreciation for
	Underlying	Granted to	or Base		Option Term(3)
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year(2)	($/Sh)	Date	5%	10%

Timothy P. Smucker	50,000	9.3%	44.17	10/27/14	$1,388,900	$3,519,800
Richard K. Smucker	50,000	9.3%	44.17	10/27/14	1,388,900	3,519,800
Vincent C. Byrd	15,000	2.8%	44.17	10/27/14	416,700	1,055,900
Fred A. Duncan	15,000	2.8%	44.17	10/27/14	416,700	1,055,900
John D. Milliken	10,000	1.9%	44.17	10/27/14	277,800	704,000
Richard G. Jirsa	10,000	1.9%	44.17	10/27/14	277,800	704,000

(1)	No option granted is transferable except by will or the laws of descent and distribution. Options are exercisable to the extent of one-third of the shares covered by the option after the optionee has been in the continuous employ of Smucker or one of its subsidiaries for one full year from the date of grant, and to the extent of an additional one-third after each of the next two years of continuous employment. Options also become immediately exercisable upon the occurrence of certain events related to a change of control of Smucker.

(2)	Total options granted to employees in fiscal year 2005 do not include the options assumed in the acquisition of International Multifoods Corporation in June 2004.

(3)	The amounts shown for each Named Executive Officer as potential realizable values are based on arbitrarily assumed annualized rates of share price appreciation of 5% and 10% over the full ten-year term of the options. There can be no assurance that the potential realizable values shown in this table will be achieved. Because options are granted with an exercise price equal to or greater than the fair market value for a share of Smucker common stock on the date of grant, no gain to the optionee is possible without an increase in share price, which benefits all shareholders proportionately.

      Options exercised by the Named Executive Officers during the 2005 fiscal year, along with the number of unexercised options held by such officers at fiscal year-end and the value of their unexercised, in-the-money options, are set forth in the following table.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of	Value of
			Securities Underlying	Unexercised
	Shares		Unexercised Options	In-the-Money Options
	Acquired		at FY-End (#)	at FY-End ($)
	on Exercise	Value	Exercisable/	Exercisable/
Name	(#)	Realized($)	Unexercisable	Unexercisable

Timothy P. Smucker	14,176	$414,514	270,611 / 116,667	$6,102,262 / $1,142,105
Richard K. Smucker	14,176	414,514	275,744 / 116,667	6,124,954 / 1,142,105
Vincent C. Byrd	13,230	379,248	91,479 / 38,333	2,063,217 / 389,351
Fred A. Duncan	13,230	393,839	91,479 / 38,333	2,063,217 / 389,351
John D. Milliken	14,175	418,078	60,632 / 26,333	1,329,506 / 269,821
Richard G. Jirsa	13,230	321,527	25,667 / 26,333	386,959 / 269,821
Pension Plan
      Under The J. M. Smucker Company Employees’ Retirement Plan (the “Plan”), retirement benefits are payable to all eligible employees of Smucker and its subsidiaries, including officers. Executive officers of Smucker, including the Named Executive Officers, are also eligible to participate in the Supplemental Plan entitling them, upon retirement, to receive a benefit from the Supplemental Plan. The amounts set forth in the pension plan table below assume participation in the Supplemental Plan and set forth the estimated annual benefit, computed as a straight-life annuity, payable under both the Supplemental Plan and the Plan, as amended, at normal retirement (age 65):
Pension Plan Table

	Years of Service

Remuneration	15	20	25	30	35

$200,000	$52,500	$77,500	$87,500	$87,500	$87,500
400,000	127,500	177,500	197,500	197,500	197,500
600,000	202,500	277,500	307,500	307,500	307,500
800,000	277,500	377,500	417,500	417,500	417,500
1,000,000	352,500	477,500	527,500	527,500	527,500
1,200,000	427,500	577,500	637,500	637,500	637,500
1,400,000	502,500	677,500	747,500	747,500	747,500
1,600,000	577,500	777,500	857,500	857,500	857,500
1,800,000	652,500	877,500	967,500	967,500	967,500
2,000,000	727,500	977,500	1,077,500	1,077,500	1,077,500
2,200,000	802,500	1,077,500	1,187,500	1,187,500	1,187,500
2,400,000	877,500	1,177,500	1,297,500	1,297,500	1,297,500
      The Plan provides a pension based upon years of service with Smucker and upon final average pay (average base compensation [i.e., salary only] for the five most highly compensated consecutive years of employment). Benefits under the Plan are one percent of final average pay times the participant’s years of service with Smucker. Benefits under the Supplemental Plan at retirement, based upon years of service (maximum 25 years), are 55 percent of the average total compensation (i.e., all compensation including salary and bonus) for the five most highly compensated consecutive years of employment, offset by the benefits derived from the Plan and by 100 percent of the Social Security benefit.
      Messrs. Timothy P. Smucker, Richard K. Smucker, Vincent C. Byrd, Fred A. Duncan, John D. Milliken, and Richard G. Jirsa were credited under the Plan with 35, 32, 28, 27, 31 and 29 full years of benefit service, respectively, at April 30, 2005.
RELATED PARTY TRANSACTIONS
      Mark T. Smucker, Vice President and Managing Director, Canada, for Smucker, received approximately $325,700 in compensation in fiscal year 2005, including salary, bonus, taxable income on stock options exercised, and other W-2 reportable items. Mr. Smucker was also granted 8,000 stock options at an exercise price of $44.17 pursuant to the 1998 Equity and Performance Incentive Plan. He is the son of the Company’s Chairman and Co-Chief Executive Officer, Timothy P. Smucker and nephew of the Company’s President and Co-Chief Executive Officer, Richard K. Smucker.
      Paul Smucker Wagstaff, Vice President and General Manager, Foodservice Market of Smucker, received approximately $289,300 in compensation in fiscal year 2005, including salary, bonus, and other W-2 reportable items. He was also granted 8,000 stock options at an exercise price of $44.17 pursuant to the 1998 Equity and Performance Incentive Plan. He is the nephew of the Company’s Chairman and Co-Chief Executive Officer, Timothy P. Smucker, and the Company’s President and Co-Chief Executive Officer, Richard K. Smucker.
      Zachary Easton, founder of Coronado Capital Management, manages up to $10 million of Smucker’s pension assets and received approximately $54,800 in fees from the Company for fiscal year 2005. Kent Wadsworth, Marketing Manager of New Products for Smucker, received approximately $145,500 in compensation in fiscal year 2005, including salary, bonus, taxable income on stock options exercised, and other W-2 reportable items. He was also granted 3,000 stock options at an exercise price of $44.17 pursuant to the 1998 Equity and Performance Incentive Plan. Both Mr. Easton and Mr. Wadsworth are brothers-in-law of Paul Smucker Wagstaff, Vice President and General Manager, Foodservice Market of Smucker.
      Ronald H. Neill, husband of M. Ann Harlan, the Company’s Vice President, General Counsel and Secretary, is a partner in Calfee, Halter, & Griswold, LLP. The law firm, from time to time, provides legal services for the Company. Calfee, Halter, & Griswold, LLP received $215,300 in fees earned during fiscal year 2005. Mr. Neill does not perform any legal services for the Company.

TOTAL SHAREHOLDER RETURN GRAPH
Comparison of Five Year Cumulative Total Return*
AMONG THE J. M. SMUCKER COMPANY, THE S&P 500 INDEX, AND
THE S&P PACKAGED FOODS & MEATS INDEX

	4/00	4/01	4/02	4/03	4/04	4/05
The J. M. Smucker Company	100.00	168.47	228.45	230.56	339.79	329.26
S&P 500	100.00	87.03	76.04	65.92	81.00	86.14
S&P Packaged Foods & Meats	100.00	134.83	155.81	142.87	184.60	197.56

*	$100 invested on 4/30/00 in stock or index — including reinvestment of dividends. Fiscal year ending April 30.
Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

OWNERSHIP OF COMMON SHARES
Beneficial Ownership of Smucker Common Shares
      The following table sets forth, as of June 20, 2005 (unless otherwise noted), certain information with respect to:

•	all shareholders known to Smucker to be the beneficial owners of more than 5% of common shares;

•	the beneficial ownership of common shares and outstanding stock options exercisable within 60 days of the record date by each Director and the Named Executive Officers of Smucker; and

•	all Directors and officers of Smucker as a group.
      Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the common shares beneficially owned by them. As of June 20, 2005, there were 58,700,018 common shares outstanding.

	Number of	Outstanding
	Common Shares	Stock Options	Percent of
	Beneficially	Exercisable	Outstanding
Name	Owned(1)(2)(3)	within 60 days	Common Shares

Ariel Capital Management, LLC(4)	5,821,611	—	9.92%
Timothy P. Smucker	1,688,840	317,278	3.40%
Richard K. Smucker	2,195,215	322,411	4.27%
Vincent C. Byrd	42,416	108,146	0.26%
R. Douglas Cowan	3,807	3,500	0.01%
Kathryn W. Dindo	13,649	5,500	0.03%
Fred A. Duncan	62,474	108,146	0.29%
Richard G. Jirsa	35,892	37,334	0.12%
Elizabeth Valk Long	13,637	8,500	0.04%
Charles S. Mechem, Jr.	17,780	4,439	0.04%
John D. Milliken	24,843	72,299	0.17%
Gary A. Oatey	6,236	3,500	0.02%
William H. Steinbrink	19,737	8,500	0.05%
24 Directors and executive officers as a group(5)	3,207,468	1,347,884	7.59%

*	Less than .1%.

(1)	Includes restricted stock as follows: Timothy P. Smucker, 30,000; Richard K. Smucker, 60,255; Vincent C. Byrd, 15,115; Fred A. Duncan, 14,785; John D. Milliken, 10,955; Richard G. Jirsa, 10,825; and all executive officers as a group, 224,030. Timothy P. Smucker’s beneficial ownership includes 30,255 shares of restricted stock granted to him on June 6, 2005, which immediately became unrestricted because at the time he had attained the age of 60 and had ten years of service with Smucker.

(2)	Beneficial ownership of the following shares included in the table is disclaimed by Timothy P. Smucker: 492,013 common shares held by trusts for the benefit of family members of which Timothy P. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 131,456 common shares with respect to which Timothy P. Smucker disclaims voting or investment power.

Beneficial ownership of the following shares included in the table is disclaimed by Richard K. Smucker: 1,447,607 common shares held by trusts for the benefit of family members (including Timothy P. Smucker) of which Richard K. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 90,417 common shares with respect to which Richard K. Smucker disclaims voting or investment power.

Beneficial ownership of 3,245 common shares included in the table is disclaimed by Richard G. Jirsa, and beneficial ownership of 5,215 common shares is disclaimed by John D. Milliken.

The number of common shares beneficially owned by all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(3)	Includes shares held for the benefit of the individual named under the terms of Smucker’s Nonemployee Director Stock Plan as follows: R. Douglas Cowan, 2,307; Kathryn W. Dindo, 12,185; Elizabeth Valk Long, 12,692; Charles S. Mechem, Jr., 13,719; Gary A. Oatey, 3,236; and William H. Steinbrink, 17,614. The shares indicated are held in trust for the Directors named and are voted pursuant to their direction.

(4)	According to a Schedule 13G/A of Ariel Capital Management, LLC, 200 E. Randolph Drive, Chicago, IL 60601, filed on February 14, 2005, Ariel is a U.S. limited liability company organized under the laws of the State of Delaware. As of December 31, 2004, Ariel had sole voting power of 4,740,840 common shares and sole dispositive power of 5,821,611 common shares.

(5)	Because under our Amended and Restated Articles of Incorporation shareholders may be entitled on certain matters to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others, there may not be a correlation between the percent of outstanding common shares owned and the voting power represented by those shares. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership on common shares not held as of record in the name of individuals. There are no proposals on this year’s ballot for which the ten-vote provisions apply.

The voting power of all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.
      Smucker has entered into agreements with Timothy P. Smucker and Richard K. Smucker and members of their immediate families, including Mrs. H. Ray Clark, Timothy P. Smucker’s and Richard K. Smucker’s aunt, and members of her immediate family, and with the majority of the executive officers of Smucker relating to the disposition of common shares held by them. These shareholders are the beneficial owners of approximately 9% of the outstanding common shares, including options exercisable within 60 days of the record date. Under the agreements, which have no expiration date, Smucker has a purchase option with respect to any proposed transfers of these common shares, except for gifts and bequests to or for the benefit of family members, and sales pursuant to any offer, merger, or similar transaction that is approved or recommended by Smucker’s Board of Directors.
      The agreements provide that Smucker may assign its purchase rights to Smucker’s ESOP or any of its other employee benefit plans. The agreements reflect the practice followed by Smucker for a number of years of providing for the purchase of common shares at prices at or somewhat below market with the effect of establishing a method for the orderly disposition of blocks of common shares that could not otherwise be readily absorbed by the public market.
Section 16(a) Beneficial Ownership Reporting Compliance
      Under the U.S. securities laws, Smucker’s Directors and executive officers are required to report their initial ownership of common shares and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Due dates for the reports are specified by those laws, and Smucker is required to disclose in this document any failure in the past year to file by the required dates. Based solely on written representations of our Directors and executive officers and on copies of the reports that they have filed with the Securities and Exchange Commission, our belief is that all of our Directors and executive officers complied with all filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2005.

EQUITY COMPENSATION PLAN INFORMATION
      The table below sets forth certain information with respect to the following equity compensation plans of Smucker as of April 30, 2005: the 1987 Stock Option Plan, the Amended and Restated Nonemployee Director Stock Plan, which was approved by shareholders at the August 2004 shareholder meeting, the 1998 Equity and Performance Incentive Plan, the Nonemployee Director Stock Option Plan, and the Amended and Restated 1997 Stock-Based Incentive Plan. All of these equity compensation plans have been approved by shareholders, with the exception of the Amended and Restated 1997 Stock-Based Incentive Plan, which was assumed by Smucker as a result of the International Multifoods Corporation acquisition in June 2004.

Number of Securities
		Weighted-Average	Remaining Available for
	Number of Securities to	Exercise Price of	Future Issuance Under
	be Issued Upon	Outstanding	Equity Compensation
	Exercise of	Options,	Plans (Excluding
	Outstanding Options,	Warrants and	Securities Reflected in
	Warrants and Rights	Rights	Column (a)) (1)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(2)	2,815,485	$33.75	1,785,926
Equity compensation plans not approved by security holders(3)	356,762	$47.49	220,294

Total	3,172,247	$34.64	2,006,220

(1)	The maximum number of shares that may be issued as restricted stock or other non-option awards is 1,353,526. As of April 30, 2005, there were 966,503 shares remaining available for grant as awards other than options. The weighted average exercise price of outstanding options, warrants, and rights in column (b) does not take these restricted stock or other non-option awards into account.

(2)	61,423 deferred stock units are outstanding under the Amended and Restated Nonemployee Director Stock Plan, which was approved by shareholders at the August 2004 shareholder meeting and was effective for fiscal year 2005. The weighted-average exercise price of outstanding options, warrants and rights in column (b) does not take these deferred stock units into account.

(3)	This row sets forth the number of outstanding options under The Amended and Restated 1997 Stock-Based Incentive Plan which was initially adopted by the stockholders of International Multifoods Corporation in 1997. The Plan was subsequently assumed by Smucker as a result of the June 18, 2004 acquisition of Multifoods. This Plan provides for the following types of awards: stock options, stock appreciation rights, restricted stock and restricted stock units. Smucker’s Compensation Committee administers the Plan and determines the employees to whom awards are to be granted, the types of awards to be granted, the number of shares subject to each award and the other terms and conditions of each award. Following the acquisition, only former employees of Multifoods and its subsidiaries that are employed by Smucker will be eligible to receive awards under the Plan. No awards will be granted under the Plan after June 20, 2007.
      Not included in the equity compensation plan table above are an additional 61,358 options at a weighted-average exercise price of $45.85, which Smucker assumed as a result of the June 18, 2004 acquisition of International Multifoods Corporation. Of this, 58,638 options are outstanding under the Amended and Restated 1986 Stock Option Incentive Plan and the Amended and Restated 1989 Stock-Based Incentive Plan. Although both of these plans have terminated and no additional awards may be granted under the plans, outstanding awards under the plans continue to be exercisable. Additionally, there are 2,720 options outstanding as the result of a 1998 consulting agreement between Multifoods and a former consultant/employee, at a weighted-average exercise price of $54.11.

ANNUAL REPORT
      Our Annual Report for the fiscal year ended April 30, 2005 was mailed to each shareholder on or about July 11, 2005.
2006 SHAREHOLDER PROPOSALS
      The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for next year’s annual meeting of shareholders is expected to be March 13, 2006.
      According to our regulations, the deadline for shareholders to notify us of business to be brought before next year’s annual meeting of shareholders is expected to be May 12, 2006. After that date, the notice would be considered untimely. If, however, public announcement of the date of next year’s annual meeting of shareholders is not made at least 75 days before the date of that annual meeting, the deadline for shareholders to notify us will then be the tenth day following the date on which public announcement of next year’s annual meeting date is first made.
OTHER MATTERS
      We do not know of any matters to be brought before the meeting except as indicated in this notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.
“HOUSEHOLDING” OF PROXY MATERIALS
      In accordance with the notices we have sent to registered shareholders, we are sending only one copy of our annual report and proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. We understand that the brokerage community has mailed similar notices to holders of common shares who hold their shares in street name. This practice, known as “householding”, is permitted by the Securities and Exchange Commission and is designed to reduce duplicate mailings and save printing and postage costs, as well as natural resources.
      Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications, should contact their broker if they are a street name holder or, if they are a registered shareholder, should contact Computershare by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box A3309, Chicago, IL 60602-3309. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future may also notify their broker or Computershare Investor Services. Smucker will promptly deliver, upon written or oral request, a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered.
ELECTRONIC DELIVERY OF SMUCKER SHAREHOLDER COMMUNICATIONS
      If you are a registered shareholder and received our annual report and proxy statement by mail, we encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your Smucker shareholder communications via e-mail. With your consent, we will stop mailing paper copies of these documents and notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your electronic delivery will be effective until you cancel it.
      To participate, you will need your Computershare account number which can be found on your Smucker dividend statement. Your account number begins with the letter C, followed by 10 digits. You can participate by accessing www.computershare.com/consent/smuckers and following the instructions provided.

      Please note that although there is no charge for accessing Smucker’s annual meeting materials online, you may incur costs from service providers such as your Internet access provider and your telephone company. If you have any questions or need assistance, please call 1-800-456-1169 (within the U.S., Puerto Rico, and Canada) or 312-360-5254 (outside the U.S., Puerto Rico and Canada).
      If you hold your common shares in street name, visit www.icsdelivery.com to enroll in electronic delivery of your shareholder communications.
VOTING RIGHTS OF COMMON SHARES
      Under Article Fourth of our Amended and Restated Articles of Incorporation, the holder of each outstanding common share is entitled to one vote on each matter submitted to a vote of the shareholders except for the following specific matters:

•	any matter that relates to or would result in the dissolution or liquidation of Smucker, whether voluntary or involuntary, and whether pursuant to Section 1701.86 or 1701.91 of the Ohio Revised Code or otherwise;

•	the adoption of any amendment of the articles of incorporation, or the regulations of Smucker, or the adoption of amended articles of incorporation, other than the adoption of any amendment or amended articles of incorporation that increase the number of votes to which holders of common shares are entitled or expand the matters to which this section of Article Fourth applies;

•	any proposal or other action to be taken by the shareholders of Smucker, whether or not proposed by the shareholders of Smucker, and whether proposed by authority of the Board of Directors of Smucker or otherwise, relating to Smucker’s rights agreement or any successor plan;

•	any matter relating to any stock option plan, stock purchase plan, executive compensation plan, or other similar plan, arrangement, or agreement;

•	adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of Smucker or any of its subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of Smucker’s assets;

•	any matter submitted to Smucker’s shareholders pursuant to Article Fifth or Article Seventh of the Amended and Restated Articles of Incorporation, as they may be further amended, or any issuance of common shares of Smucker for which shareholder approval is required by applicable stock exchange rules; and

•	any matter relating to the issuance of common shares, or the repurchase of common shares that Smucker’s Board of Directors determines is required or appropriate to be submitted to Smucker’s shareholders under the Ohio Revised Code or applicable stock exchange rules.
      On those listed matters previously stated, common shares are entitled to ten votes per share, if they meet the requirements set forth in the Amended and Restated Articles of Incorporation. Shares which would be entitled to ten votes per share are:

•	common shares owned at the close of business on May 31, 2002;

•	common shares received as a result of the Jif and Crisco brands acquisition on June 1, 2002;

•	common shares received as a result of the International Multifoods Corporation acquisition on June 18, 2004; or

•	common shares received through Smucker’s various equity plans.
      In the event of a change in beneficial ownership, the new owner of that share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. There are no proposals on this year’s ballot for which the ten-vote per share provisions apply.
      The express terms of the common shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those common shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever common shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, brokers, nominees, and clearing agencies will be entitled to only one vote per share on common shares held of record in their respective names unless proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership. Thus, shareholders who hold common shares in street name or through any of the other indirect methods mentioned above must be able to submit proof of beneficial ownership to Smucker in order to be entitled to exercise ten votes per share.
      The foregoing is merely a summary of the voting terms of the common shares and should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those common shares as set forth in Smucker’s current Amended and Restated Articles of Incorporation. A copy of the Amended and Restated Articles of Incorporation is posted on our website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to Shareholder Relations, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

Annex A
THE J. M. SMUCKER COMPANY
POLICY ON ETHICS AND CONDUCT
Last Revised April 15, 2005
      Ethics is one of our Company’s Basic Beliefs and, as a Basic Belief, it is fundamental to our business. Ethical conduct is vital to ensure successful, sustained business relationships.
      Ethical conduct, however, involves more than simply obeying a set of rules. It means being “ethically fit” in the sense of being ready and able to make the ethical choice in a situation where there is no established rule and where none of the apparent choices are clearly right or wrong.
      The following policy statement attempts to detail specifics concerning the manner in which employees of the Company and its subsidiaries and affiliates are expected to conduct themselves. In reading the policy, though, you should recognize that it cannot and does not cover every possible situation. Rather, it imposes on each employee the responsibility for making ethical choices. In many cases, those choices can be guided by a business variation on the Golden Rule — we should conduct ourselves at all times in a manner that is above criticism and that is consistent with what we would expect of others.
      In practical terms, this means that all laws applicable to the Company’s business are to be strictly observed, and its affairs are to be conducted in keeping with the highest ethical and legal standards. Each Company employee should deal with suppliers, customers, and other persons in a manner that excludes any suggestion of personal advantage to the employee and that is consistent with the Company’s responsibilities as a good corporate citizen.
      Please note that in this statement the term “employee” includes officers and both employee and nonemployee directors, as well as all other employees and managers in the Company and its subsidiaries and affiliates. Each director, officer, and employee of the Company has the obligation and responsibility to follow both the spirit and the letter of this policy and to take the initiative to seek clarifications should there be any question as to how to avoid violations of the policy.
      If you believe that there may have been a violation of the policy, you should discuss the matter with your manager or supervisor. If you are not comfortable doing that or believe that doing so would not be effective, you should report your concerns to the General Counsel. The General Counsel will investigate all reports received and take appropriate action. If a violation of this policy has occurred, the Company will take such disciplinary action, including dismissal, as it deems appropriate. Reports to the General Counsel may be made in writing, by phone, or in person. Concerns may be reported anonymously by using the Company’s toll free number, 800-553-0951 and requesting extension 3890. The Company forbids retaliation against employees who report violations of this policy in good faith.
I. CONFLICTS OF INTEREST
      The term “conflict of interest” describes any circumstance that could cast doubt on an employee’s ability to act with total objectivity with regard to the Company’s interests. Consequently, employees, and members of their immediate families, are expected to avoid any arrangement that could in any way improperly affect the employee’s judgment on behalf of the Company. Also to be avoided are any actions that might place the employee under obligations that could interfere with the duty to represent the Company at all times to the best of the employee’s ability.
      Sometimes conflicts of interest will develop accidentally or unexpectedly. If this happens, the employee should report the matter directly to his or her supervisor or to the General Counsel. Usually these problems can be resolved if they are handled quickly and openly.

      Although the following list is not exhaustive, it does provide specific examples of the conflict situations that are prohibited:

A. No employee or member of the employee’s immediate family may use or attempt to use the employee’s Company position for personal gain.

B. No employee may engage in outside employment or consulting work if such work encroaches upon the employee’s performance as a full-time Company employee or is directly or indirectly in competition or conflict with Company business.

C. No employee may own or acquire property or other business interests if their value is likely to be affected by any action of the Company.

D. No employee may divert to himself or to herself or to others any business opportunity in which the Company is interested or in which it might be interested if the opportunity were fairly presented to it.
      Other specific areas in which conflict of interest problems can arise are discussed in the following two sections.
II. INTERESTS IN CUSTOMERS, COMPETITORS, AND SUPPLIERS

A. No employee or member of the employee’s immediate family may hold a material interest in any customer, competitor, supplier, contractor, subcontractor, or other entity with which the Company does business unless such interest is disclosed in writing to the Company’s Executive Committee, and it is determined by the Executive Committee that the employee’s duties will not require the employee to make decisions that could be influenced by such interest. For the purposes of this policy, an ownership interest, through stock or otherwise, of more than 1% is considered to be material.

B. No employee or member of the employee’s immediate family may make a loan to or receive a loan from (i) any customer, competitor, or supplier with which the Company does business; or (ii) any director, officer, or employee of any such entity. Transactions with financial institutions on normal and usual business terms are excluded from this prohibition.

C. No employee may serve as a director or officer of a customer, supplier, or other entity with which the Company does business without prior written approval of the executive committee (or if such employee is a member of the executive committee, the approval of the Company’s board of directors). Serving as a director or officer of, or consultant to, a competitor of the Company is strictly prohibited.
III. GIFTS, FAVORS, AND ENTERTAINMENT; COMMERCIAL BRIBERY
      Employees and members of their immediate families are expected to avoid involvements or situations that could interfere, or appear to interfere, with the impartial discharge of the employee’s duties. The following specific rules are not necessarily inclusive of all situations that might arise. In all cases, the exercise of good judgment and common sense by the employee or family member is paramount.

A. No employee or member of the employee’s immediate family may accept gifts from a supplier, customer, or other entity with which the Company does business where such gifts are of more than nominal value.

B. No employee or member of the employee’s immediate family may accept entertainment from any supplier, customer, or other entity with which the Company does business that goes beyond the common courtesies generally and normally acceptable as appropriate ethical business practices, either in scope or in costs.

C. Employees also must avoid conduct that could interfere, or appear to interfere, with the impartial discharge by a customer’s or supplier’s employee of his or her duties. Such conduct is unethical and may be illegal. Except as provided below, no employee or member of the employee’s immediate family may make any payment to, or give or offer to give, any gift or other item of value, either directly or indirectly, to any supplier, customer, or other entity with which the Company does business, or to any officer, director, or employee of any such entity. Gifts or entertainment may be given or provided to representatives of customers or potential customers only if they meet ALL of the following criteria:

(1)	the gift or entertainment is of such limited value that it cannot be construed as a bribe, payoff, or other improper attempt to procure business by any reasonable person applying normal, generally accepted standards of business ethics;

(2)	the gift or entertainment is legal;

(3)	public disclosure of such gift or entertainment would not embarrass the Company;

(4)	the gift or entertainment does not involve the transfer of cash or cash equivalents; and

(5)	the employee has determined, after reasonable investigation, that acceptance of the gift or entertainment will not violate any rule or policy of the customer.

D. Secret commissions, discounts, compensation, or other payments to or from customers, suppliers, and all other entities with which the Company does business are strictly prohibited. The following special rules relating to payments also should be observed:

(1)	sales discounts are to be paid by credit to the customer’s account or, where this is not practical, by Company check made payable to the customer only, in its firm name;

(2)	commissions or fee arrangements should be in writing and are to be made only with persons or firms serving as bona fide sales representatives;

(3)	any commission or fee to be paid to an agent for assistance in securing orders or for after-sales services must be reasonable in amount and consistent with normal practices for the industry involved and for the services rendered; and

(4)	payments to an agent should never be in cash, but only by Company check made payable to the agent.
IV. LEGAL COMPLIANCE
      As stated at the beginning of this policy statement, the Company expects its employees to conduct themselves on behalf of the Company according to the highest ethical and legal standards. It is essential, both for the good of the Company and the individual employee, that there be strict compliance with all laws affecting the Company and its activities.
      Set forth below are brief summaries of the legal requirements in particular areas. Depending on your responsibilities, there may be other requirements that are relevant to your job. You are encouraged to discuss any questions you may have concerning legal requirements either with your supervisor or with a member of the legal department. Employees also are expected to be familiar with and to comply with the provisions of the Company’s Corporate Compliance Guide.
      For employees at locations outside the United States, some of the specific legal requirements discussed here and in the compliance guidelines may not be directly applicable. Those employees, however, are still responsible for complying with all laws applicable to their locations and operations. Any questions concerning the legal requirements in a non-U.S. location should be directed to the legal department.

A. Antitrust Laws
      As mentioned, it is not the purpose of this policy statement to go into detail with regard to either domestic or foreign trade practices and antitrust laws. In general, though, the principles set forth below should be kept in mind.

(1) Agreements or understandings with competitors to limit or restrict competition on matters such as prices, terms or conditions of sale, production, distribution, territories, or customers are both generally bad business practices and unlawful. Such practices are strictly prohibited.

(2) Contracts or other arrangements with customers or suppliers that involve exclusive dealing, tie-in sales, or other restrictive practices, or that may result in differences in price or other terms of sale between customers, including quantity discounts, may be unlawful and should not be entered into without prior review by the legal department.

(3) The antitrust laws are complex and their requirements can be confusing. It is particularly important in this area, therefore, that the advice of the legal department be sought prior to implementing any arrangement about which there could be a question.
B. Use of Confidential Information — Securities Laws
      One of the purposes of the federal securities laws is to prevent employees from using information not generally available to the public to make a profit through trading in the Company’s common shares. Violation of these laws can result in civil and criminal penalties for both the employee and the Company. Accordingly, any employee who has access to information about the Company or its activities that is not generally available to the public is prohibited from profiting from or otherwise taking advantage of that information. Employees are specifically prohibited from:

(1) trading in the common shares of the Company while in the possession of nonpublic information concerning the Company that might affect the price of the shares if generally known;

(2) trading in the stock of another corporation on the basis of nonpublic information concerning a current or proposed transaction or relationship between the Company and that corporation;

(3) trading in the Company’s common shares at any time when a “trading ban” issued by the corporate Secretary of the Company is in effect; and

(4) disclosing any nonpublic information concerning the Company or its business to others who might engage in stock transactions based on it.
      Among the types of information that employees need to be careful with is anything relating to significant new products or discoveries, sales and earnings figures, major contracts, plans for stock splits or stock repurchases, and acquisitions and mergers.
      If you have any questions about these rules or if you wish to discuss a proposed transaction, please contact the corporate secretary of the Company. Officers and directors should take special note that more stringent trading restrictions apply to them, and they should not engage in transactions involving the Company’s stock without first reviewing the matter with the corporate Secretary.
C. Political Activity; Bribery
      The Company encourages its employees to participate on their own time in such political activities as they desire. A decision to contribute personal time or money must be purely voluntary, however, and the rules set forth below must be observed with regard to the Company’s involvement.

(1) It is illegal for a corporation to contribute services (except through a political action committee) or corporate funds for partisan political purposes anywhere in the United States. Accordingly, Company funds are not to be expended for any political candidate or party activity, nor may any employee’s individual contributions be reimbursed out of Company funds. Company involvement in lobbying activities or in nonpartisan, issue campaigns must be reviewed in advance with the legal department and approved at corporate headquarters.

(2) While political contributions of corporate funds or services are not illegal in many foreign countries (and in fact may be both legal and customary) they are generally against Company policy. No such contributions may be made by or on behalf of the Company without the prior approval of the legal department.

(3) Neither the Company, nor an employee on his or her own behalf or on the Company’s behalf, shall offer or provide any payment, gift, or other item of value, either directly or indirectly, to any official or employee of any government (whether domestic or foreign) or to any political leader or party in exchange for or in an attempt to procure governmental action favorable to the Company.

(4) Neither the Company, nor an employee on his or her own behalf or on the Company’s behalf, shall make any payment or gift or otherwise give anything of value to any government or governmental agency to procure or attempt to procure government business. This prohibition includes, without limitation, consulting or other fees to third parties where there is reason to believe that all or part of such fees will be distributed to, or for the benefit of, governmental officials to procure business or other action favorable to the Company.

(5) The Company recognizes that in some foreign countries governmental clerical personnel (such as immigration, customs, and licensing personnel) will not perform their normal functions unless they are paid additional compensation to do so. Such payments may be made, in foreign countries only, provided that they are nominal in amount, are consistent with local custom, and are recorded accurately on the official books and records of the Company.

D. Company Books and Records
      Federal securities laws require all public companies to disclose complete and accurate financial information regularly. Implicit in this obligation is the requirement that the Company’s financial statements be complete and not misleading in any material respect.
      The Company prepares consolidated financial statements and related information on a quarterly and annual basis for release to the general public. The management of the Company is primarily responsible for the integrity of financial information and for ensuring that all disclosures in reports filed with the SEC and other public communications are full, fair, accurate, and timely and that such disclosures are not misstated due to fraud or error.
      Each officer or other employee with access to, or responsibility for, accounting or financial information relating to the Company shall promptly bring to the attention either of the General Counsel or the manager of internal audit any information he or she may have concerning the following: (i) significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize, and report financial data accurately; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures, or internal controls.
      Each employee is responsible for safeguarding the Company’s assets and for ensuring that the corporate books and records are accurate and fairly reflect the transactions of the Company.
E. Company Assets, Computers, E-Mail and Related Technology
      It is the common responsibility of all employees to ensure that the technology made available by the Company is used in a manner consistent with all Company policies. Licensed or purchased computer software is not to be copied without authorization of the licensor and the Company. All assets, systems and equipment are and shall remain the sole property of the Company.
      Employees may not use technology provided by the Company for any communications, incoming or outgoing, of an illegal, offensive, discriminatory, harassing, threatening, or obscene nature. Solicitation of non-Company business or any use of the Company’s systems or equipment (e.g., the Internet or e-mail) for personal gain is prohibited.
      Employees do not have, and should not expect to have, any right to privacy concerning what is contained in or passes through the Company’s computers or systems, including e-mail, voice mail, telephone, and Internet connections. The Company may access software, files, documents, or communications stored on its property or in its systems, including personal computers, to assure proper use and to prevent security violations.
F. Positive Work Environment
      The Company has an anti-harassment policy committed to providing a positive work environment for all of its employees. Any type of harassment, whether of a racial, sexual, ethnic, or other nature, is absolutely prohibited. The Company actively enforces its policy against harassment and employees are encouraged to review that policy in detail. The policy applies to all conduct on the Company’s premises and to all conduct off the Company’s premises that affects an employee’s work environment. It applies not only to relationships with and conduct toward other employees; it also applies to how employees conduct themselves with respect to representatives of suppliers, customers, and others with whom the Company has business relations. The Company considers violation of the policy to be a serious offense that will lead to discipline, up to and including discharge.
      Harassment comes in many forms and may be physical, verbal, mental, or emotional. Generally, it is any conduct directed towards another person that, when viewed by a reasonable person, would or could be perceived as objectionable. Harassment includes creating a hostile work environment or permitting one to exist.
      An employee will not suffer adverse employment consequences from making or taking part in the investigation of a good faith complaint concerning harassment. Any form of retaliation, including, but not limited to, derogatory comments, is strictly against Company policy.
G. Waivers and Accountability
      Any changes to this policy and any waivers of this policy for or on behalf of any director, executive officer, or senior financial officer of the Company must be approved by the Company’s board, or by a committee of the board, to which authority to issue such waivers has been delegated by the board. Any such waivers will be promptly disclosed to the public, as required by applicable law. Waivers of this policy for any other employee may be made only by an authorized officer of the Company.
      I have received and studied the Policy on Ethics and Conduct of The J. M. Smucker Company. This policy applies to the employees, officers, and directors of the Company and each of its subsidiaries. I understand its requirements, I agree to abide by its terms, and I know of no violations at this time that have not been reported to or discussed with either my supervisor, an officer, or a member of the human resource or legal departments.
Employee (Signature)

Employee (Printed)

Location

Date

Annex B
THE J. M. SMUCKER COMPANY
EXECUTIVE COMPENSATION COMMITTEE CHARTER
Adopted April 15, 2003
(Attachment A revised January 19, 2005)
Purposes
      The primary responsibility of the executive compensation committee shall be to approve the compensation arrangements for the Company’s senior management and to periodically review the compensation paid to the Board, as such responsibilities are more specifically identified below.
Composition
      The size of the committee shall be determined by the Board, provided that the committee shall always have at least three members.
      Each committee member will be “independent” under the rules of the New York Stock Exchange and the Company’s corporate governance guidelines. Specifically, the members of the committee shall be independent of management and free from any relationship that, in the opinion of the Board, could interfere with the exercise of independent judgment for the purpose of determining the fairness of compensation arrangements for senior management and providing the recipients of compensation the protection afforded by such independent oversight.
      The Board selects committee members and the committee chair. Each committee member will serve at the pleasure of the Board for such term as the Board may decide or until such committee member is no longer a Board member.
Duties and Responsibilities
      The following are the duties and responsibilities of the committee:

In consultation with senior management, the committee shall develop and implement the Company’s compensation program for executive officers, including determination of amounts paid out under the Company’s Management Incentive Program (“MIP”).

The committee shall review and approve, at least annually, corporate goals and objectives relating to the compensation of the co-CEOs and the other executive officers of the Company and evaluate the co-CEOs’ performances in light of those goals and make recommendations to the Board with respect to the Company’s MIP and other equity-based plans. The committee will set the compensation of the co-CEOs, the Company’s executive officers, and selected other senior managers.

The committee shall review and approve the Company’s equity incentive plans and grants of stock options and other equity or equity-based awards, in the manner and on such terms and conditions as may be prescribed by the Company’s equity incentive plans.

The committee shall review issues relating to management succession, as appropriate.

In consultation with senior management, the committee shall oversee regulatory compliance with respect to compensation matters.

The committee shall review and, as appropriate, make recommendations to the Board regarding the compensation paid to the nonemployee members of the Board. In its periodic evaluation of Board compensation, the committee will refer to the policy statement on Board compensation attached to this charter as Attachment A.

The committee shall report its activities to the Board in such manner and at such times as the committee or the Board deem appropriate.

Meetings
      The committee shall meet as frequently as necessary to carry out its responsibilities under this charter. The committee chair shall conduct the meetings and shall have such other responsibilities as the committee or the Board may designate from time to time.
      The committee may request any officer of the Company, or any representative of the Company’s advisors, to attend a meeting or to meet with any member or representative of the committee.
Resources and Authority
      The committee shall have appropriate resources and authority to discharge its responsibilities, including reasonable funding to compensate any consultants and any independent advisors retained by the committee. The committee shall have the authority to engage compensation consultants to assist in the evaluation of director or executive officer compensation and the authority to set the fees and other retention terms of such compensation consultants.
Compensation Committee Report
      The committee, with the assistance of management and any outside consultants the committee deems appropriate, shall prepare a report for inclusion in the Company’s proxy statement relating to the Company’s annual meeting of shareholders.
Annual Review
      At least annually, the committee shall review this charter and evaluate its performance against the requirements of this charter. The committee shall conduct its review and evaluation in such manner as it deems appropriate.

ATTACHMENT A
TO THE J. M. SMUCKER COMPANY
EXECUTIVE COMPENSATION COMMITTEE CHARTER
POLICY STATEMENT
ON
BOARD OF DIRECTOR COMPENSATION
      The Executive Compensation Committee of The J. M. Smucker Company is responsible for periodically, as appropriate, reviewing the compensation for Board members. Any suggested recommendations for changes shall be submitted to the full Board for review. This Policy Statement has been adopted to suggest general principles that the committee intends to follow.

1.	The committee, or a subcommittee designated by the committee, with the assistance of outside compensation experts, will periodically benchmark the compensation of directors against companies of similar size in similar industries.

2.	Director compensation should be a combination of cash and company shares and should periodically be reevaluated to determine appropriate percentages of cash and shares.

3.	A portion of the share component of compensation should be in some form of equity ownership.

4.	Directors should be able to elect to defer a portion of compensation until their Board service is completed.

5.	Directors should be reimbursed for their reasonable travel and other expenses related to Board service.

6.	The current policy encourages director participation in The J. M. Smucker Company Matching Gifts Program.

Annex C
THE J. M. SMUCKER COMPANY
AUDIT COMMITTEE CHARTER
Adopted August 15, 2000
(Revised April 15, 2003, as further revised January 19, 2005)
      The audit committee serves as the primary communication link between the Board of Directors as the representative of the shareholders, on the one hand, and the Company’s independent and internal auditors, on the other hand. It is responsible for providing effective oversight of the financial reporting process and the Company’s financial internal controls.
      The committee shall have the following specific responsibilities:

1.	Appointment, termination, compensation, and oversight of the Company’s independent auditors and review of the services performed by them;

2.	Prior approval of all audit and non-audit services provided by the independent auditors, as well as the scope of the annual audit plan and the associated fee schedule of the independent auditors (approval of specific services may thereafter be delegated to the chair of the committee once the committee has approved the annual proposal of outside auditors);

3.	Consult with the independent auditors as necessary each year concerning:

a)	their report of audit, or proposed report of audit,

b)	their accompanying management letter, if any,

c)	their written disclosures regarding the independence of the auditors, and

d)	their written report regarding the Company’s internal quality control procedures and material issues raised by such review;

4.	Consult with the independent auditors periodically throughout the year, as needed, concerning:

a)	the adequacy of the Company’s internal controls,

b)	the independent auditor’s judgment about the quality of the Company’s accounting principles as applied to its financial reporting, and

c)	any reportable matters identified during the annual audit or interim reviews;

5.	Review and approve the charter of the Company’s internal auditors, their annual internal audit plan, and summaries of their recommendations;

6.	Advise and concur with management on the organization of the internal audit function;

7.	Set clear hiring policies for employees or former employees of the independent auditors consistent with Securities and Exchange Commission (“SEC”) regulations and New York Stock Exchange (“NYSE”) listing standards;

8.	Have the opportunity on a quarterly basis to meet separately, as needed, with management, internal auditors, and independent auditors regarding audit or independent control issues and to meet with, at least annually, the Company’s outside auditors to review any audit problems the independent auditor encountered in performing its audit work and management’s response thereto which such meeting shall be outside the presence of Company management or other personnel;

9.	Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agency (the chair of the committee may represent the committee for purposes of this review);

10.	Review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to filing of the quarterly reports on Form 10-Q (the chair of the committee may represent the committee for purposes of this review);

11.	Review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K, including a review of the quality of the accounting principles, the reasonableness of significant adjustments, and the clarity of the disclosures in the financial statements;

12.	Establish procedures for addressing complaints received by the Company regarding accounting, internal controls, or other auditing matters, including adequate procedures to allow for the anonymous submission of such concerns by employees of the Company;

13.	The committee shall regularly review legal and regulatory matters including compliance with the Company’s corporate securities trading policies, with the Company’s General Counsel;

14.	Prepare a Report of the Audit Committee to be included in the annual proxy statement, verifying that the annual financial statements have been reviewed by the committee with management and the independent auditors;

15.	At least annually, the committee shall discuss with senior management the Company’s major financial risk exposures and the steps Company management has taken to monitor and control such exposures;

16.	The committee shall receive reports of any violations of the Company’s Policy on Ethics and Conduct by members of the Board, senior management, or financial officers of the Company; and

17.	Conduct an annual evaluation of its performance and an annual review and update, if necessary, of the Audit Committee Charter.
      The committee shall meet, in person or via telephonic meeting, at least three times each year, and shall report to the full Board with respect to its meetings. The committee will determine the date and primary purpose for each of the regular meetings of the committee from time to time.
      The committee shall be comprised of no fewer than three directors. All members of the committee shall be independent of the Company’s management, shall otherwise be “independent” under the rules of the NYSE and other applicable rules and regulations, and shall be free from any relationship that, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment as a committee member and members. All committee members shall be financially literate, and at least one member shall meet the SEC’s definition of a “financial expert.” At least annually, the Board shall review and confirm the qualifications of each committee member.
      No committee member may simultaneously serve on the audit committee of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such committee member to serve on the committee and the Company discloses such determination in the Company’s proxy statement.
      The independent auditor is ultimately accountable to the Board and the committee. The committee shall have both the right and the obligation to consult with the Company’s independent auditors and its internal auditors outside the presence of management at such times and in such circumstances as the members of the committee shall deem necessary.
      The committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding from the Company, in such amounts as the committee deems necessary, to compensate the independent auditors and any independent advisors retained by the committee. In performing its duties, the committee is authorized to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company as the committee may deem necessary or appropriate.

      Consistent with NYSE listing requirements, director’s fees shall be the sole compensation paid by the Company to committee members. For purposes of this charter, “director’s fees” includes all forms of compensation paid to directors of the Company for services as a director or member of a Board committee. The total amount and form of compensation paid to committee members shall be determined from time to time by the Board in consultation with the executive compensation committee and otherwise in accordance with any applicable Company plans or policies.
      At least annually, the committee shall (a) review this charter with the Board and recommend any changes to the Board and (b) evaluate its performance against the requirements of this charter and review this evaluation with the Board. The evaluation shall include the goals and objectives of the committee for the upcoming year. The committee shall conduct its review and evaluation in such manner as it deems appropriate.

The Ohio Department of Transportation has indicated various roads in the vicinity of the annual meeting may be under construction. Please plan accordingly if you are attending the meeting.

TO REACH WOOSTER

FROM WEST CLEVELAND:

Route 71 South to Route 83 South following the bypass around Wooster to Route 30 West to Route 302 South (Madison Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

FROM EAST CLEVELAND & AKRON / YOUNGSTOWN:

Route 77 South to Route 21 South to Route 585 West to Route 3 and 83 South to Route 30 West to Route 302 South (Madison Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

FROM CANTON:

Route 30 West to Route 302 South (Madison Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

FROM COLUMBUS / MANSFIELD:

Route 71 North to Route 30 East to Route 302 South (Madison Avenue) to O.A.R.D.C. FISHER AUDITORIUM.

FROM I-71
3
83
NORTH
FROM ROUTE 21
585
AKRON ROAD
CLEVELAND ROAD
BURBANK ROAD
WAYNE
COLLEGE OF WOOSTER
QUINBY
BEVER
BOWMAN
CITY OF WOOSTER
MARKET
COURT HOUSE
LIBERTY
302
FROM CANTON
30
LINCOLN WAY EAST
FROM I-71
MADISON
SECREST
250
O.A.R.D.C.
FISHER AUDITORIUM
FROM NEW PHILADELPHIA
FROM MILLERSBURG

MR A SAMPLE
DESIGNATION (IF ANY)
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☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

     The Board of Directors recommends a vote FOR the following proposals:

     A. Proposals

1.	Election of Directors to the class whose
term of office will expire in 2008.
		For	Withhold
	01 — Vincent C. Byrd	☐	☐
	02 — R. Douglas Cowan	☐	☐
	03 — Elizabeth Valk Long	☐	☐

				For	Against	Abstain
2.	Ratification of appointment of			☐	☐	☐
Independent Registered Public
Accounting Firm.

		For	Against	Abstain
3.	Approval of adjournments	☐	☐	☐
or postponements of
Annual Meeting, if
necessary, to permit further
solicitation of proxies if
there are not sufficient
votes at the time of the
Annual Meeting to approve
the above proposals.

Will Attend
Will attend meeting/number attending ___	☐

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

B Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1UPX HHH PPPP 0059851

Proxy

THE J. M. SMUCKER COMPANY

Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders on August 19, 2005

The undersigned hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 19, 2005, or at any adjournment or adjournments, and any postponement or postponements thereof.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted FOR all Proposals.

Please mark, sign, date, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

If you plan to attend the meeting, please mark the indicated box on the other side of this proxy card.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on August 18, 2005.

THANK YOU FOR VOTING

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

!123456564525!

     MMMMMMMMMMMM

     000000000.000 ext
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     C 1234567890 JNT

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

     The Board of Directors recommends a vote FOR the following proposals:

     A Proposals

1.	Election of Directors to the class whose term of office will expire in 2008.
		For	Withhold
	01 — Vincent C. Byrd	☐	☐
	02 — R. Douglas Cowan	☐	☐
	03 — Elizabeth Valk Long	☐	☐
				For	Against	Abstain
2.	Ratification of appointment of Independent Registered Public Accounting Firm.			☐	☐	☐

3.	Approval of adjournments or postponements of Annual Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the above proposals.	For ☐	Against ☐	Abstain ☐
Will Attend
Will attend meeting/number attending _________				☐

B Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1 UPX HHH PPPP 0059852

Proxy

THE J. M. SMUCKER COMPANY

Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders on August 19, 2005

The undersigned hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 19, 2005, or at any adjournment or adjournments, and any postponement or postponements thereof.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted FOR all Proposals.

Please mark, sign, date, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

If you plan to attend the meeting, please mark the indicated box on the other side of this proxy card.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

!123456564525!

     MMMMMMMMMMMM

     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext

     C 1234567890 JNT

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

The Board of Directors recommends a vote FOR the following proposals:

A. Proposals

1.	Election of Directors to the class whose
term of office will expire in 2008.
		For	Withhold
	01 — Vincent C. Byrd	☐	☐
	02 — R. Douglas Cowan	☐	☐
	03 — Elizabeth Valk Long	☐	☐

				For	Against	Abstain
2.	Ratification of appointment of			☐	☐	☐
Independent Registered Public
Accounting Firm.

		For	Against	Abstain
3.	Approval of adjournments	☐	☐	☐
or postponements of
Annual Meeting, if
necessary, to permit further
solicitation of proxies if
there are not sufficient
votes at the time of the
Annual Meeting to approve
the above proposals.

Will Attend
Will attend meeting/number attending ______________	☐

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

B. Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1UPX HHH PPPP 0059851

Proxy

VOTING INSTRUCTIONS TO:
Wells Fargo Bank, N.A., Trustee (the “Trustee”) under
The Employees’ Voluntary Investment and Savings Plan of International
Multifoods Corporation (the “VISA Plan”)

I, the undersigned, as a named fiduciary for voting purposes, hereby direct Wells Fargo Bank, N.A. as Trustee for The Employees’ Voluntary Investment and Savings Plan of International Multifoods Corporation to vote all shares of common stock of The J. M. Smucker Company allocated to my account as of June 20, 2005.

I understand that I am to mail this confidential voting instruction card to Computershare Investor Services, acting as tabulation agent, and that my instructions must be received by Computershare not later than 12:00 noon, Eastern Daylight Time, August 16, 2005. If my instructions are not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the common shares in my account will be voted in proportion to the other shares in the VISA Plan that are properly voted by the other VISA Plan participants.

When properly executed, this voting instruction card will be voted in the manner directed. If properly executed, but if no direction is given, this voting instruction card will be voted FOR all proposals.

Please mark, sign, date, and return this voting instruction card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on August 15, 2005.
THANK YOU FOR VOTING

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

!123456564525!

     MMMMMMMMMMMM

     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext
     000000000.000 ext

     C 1234567890  JNT

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

The Board of Directors recommends a vote FOR the following proposals:

A. Proposals

1.	Election of Directors to the class whose
term of office will expire in 2008.
		For	Withhold
	01 — Vincent C. Byrd	☐	☐
	02 — R. Douglas Cowan	☐	☐
	03 — Elizabeth Valk Long	☐	☐

				For	Against	Abstain
2.	Ratification of appointment of			☐	☐	☐
Independent Registered Public
Accounting Firm.

				For	Against	Abstain
3.	Approval of adjournments or			☐	☐	☐
postponements of Annual Meeting,
if necessary, to permit further
solicitation of proxies if there
are not sufficient votes at the
time of the Annual Meeting to
approve the above proposals.

Instructions Regarding Non-directed and/or
Unallocated Shares
(Select only one of the following options)

I wish to vote Non-directed and/or	☐
Unallocated Shares under the Plan in the
same way as my Allocated Shares.

I do not wish to vote Non-directed	☐
Shares or Unallocated Shares.

I wish to vote Non-directed Shares or	☐
Unallocated Shares differently from my
Allocated Shares and will call the Transfer
Agent at (440) 239-7350 to request a
separate card for that purpose.

Will Attend
Will attend meeting/number attending______________________	☐

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

B. Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears above. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 UPX HHH PPPP 0059853

Proxy	Proxy

VOTING INSTRUCTIONS
TO:
SEI Private Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Stock Ownership Plan and Trust (the “Plan”)
AND TO:
Fidelity Management Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Savings Plan,
The J. M. Smucker Company Orrville Represented Employee Savings Plan, and
The J. M. Smucker Company Salinas Represented Employee Savings Plan
(each referred to hereinafter as the “Plan”)

I, the undersigned, as a Participant in or a Beneficiary of one or more of the above-referenced Plans, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the Plan(s), all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan(s) (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 19, 2005.

In addition to voting your Allocated Shares you may also use this card to vote Unallocated Shares held in the ESOP Suspense Account (“Unallocated Shares”), if applicable, and/or non-directed shares held in the Savings Plans as determined in accordance with the terms of the Plan(s) (“Non-directed Shares”). For more information concerning voting Unallocated Shares and Non-directed Shares, please refer to the reverse side of this card and the enclosed instructions.

The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 12:00 noon, Eastern Daylight Time, August 16, 2005, in accordance with the Plan(s).

When properly executed, this voting instruction card will be voted in the manner directed. If properly executed, but if no direction is given, this voting instruction card will be voted FOR all Proposals and for Allocated Shares only.

Please mark, sign, date, and return this voting instruction card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on August 15, 2005.
THANK YOU FOR VOTING

THE J. M. SMUCKER COMPANY

LETTER TO ALL PARTICIPANTS IN:
THE J. M. SMUCKER COMPANY EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST,
THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN,
THE J. M. SMUCKER COMPANY ORRVILLE REPRESENTED EMPLOYEE SAVINGS PLAN,
AND THE J. M. SMUCKER COMPANY SALINAS REPRESENTED EMPLOYEE SAVINGS PLAN

     Enclosed are materials relating to the Annual Meeting of Shareholders of The J. M. Smucker Company, which will be held on August 19, 2005. You are receiving these materials because you were a participant in one or more of the benefit plans listed above as of the June 20, 2005 record date. As a participant in one of the plans, you are also a beneficial owner of common shares of Smucker that are held in the plans. As such, you are entitled to direct the trustee under each of the plans on how to vote those shares with respect to issues being submitted to the shareholders at Smucker’s Annual Meeting. The trustee of The J. M. Smucker Company Employee Stock Ownership Plan and Trust is SEI Private Trust Company. The trustee of The J. M. Smucker Company Employee Savings Plan, The J. M. Smucker Company Orrville Represented Employee Savings Plan, and The J. M. Smucker Company Salinas Represented Employee Savings Plan is Fidelity Management Trust Company.

     The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under one or more of the plans. The letter also discusses a right that you have under the plans to provide direction to the trustee on how certain other shares should be voted that are allocated to other participants or which are not yet allocated to anyone. The letter also outlines what it means if you exercise your right with respect to those other shares. Before making a decision on how to instruct the trustee, you should carefully read this letter and the enclosed materials.

HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?

     As a participant in one or more of the plans referenced at the top of this letter, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote the following other plan shares:

•	shares allocated to the accounts of other participants who do not themselves provide direction to the trustee on how to vote those shares (these are “non-directed shares”); and

•	if you are a participant in the Employee Stock Ownership Plan, shares in that plan that have not been allocated to participants (these are “unallocated shares”).

If you do not direct the trustee how to vote the shares which are allocated to your account, those shares will be voted by the trustee in accordance with the direction of other participants.

     The trustee will vote shares under a particular plan based upon the direction of participants in the plan who timely return voting instruction cards like the one that is enclosed. If you are a participant in more than one plan, you will receive one voting instruction card listing the shares for all plans in which you participate.

     To direct the trustee how to vote shares allocated to your account under the plan or plans in which you participate, simply mark your choices on the back of the enclosed voting instruction card. With respect to non-directed shares and unallocated shares, you may, by marking the appropriate square on the back of the card, direct the trustee either:

•	to vote a portion of the non-directed shares and unallocated shares under a plan the same way you directed the trustee to vote your allocated shares;

•	not to vote non-directed shares and unallocated shares pursuant to your direction because you do not wish to undertake the fiduciary duties described below which arise from that direction; or

•	to vote the non-directed shares and unallocated shares differently than your allocated shares, in which case you should also contact the transfer agent, Computershare Investor Services, at (440) 239-7350 to obtain another voting instruction card for that purpose.

     If you elect to direct the trustee how to vote your allocated shares and/or the non-directed shares and unallocated shares, the enclosed voting instruction card must be returned to the trustee. The address to which the card must be mailed or delivered is The J. M. Smucker Company, c/o Computershare Investor Services, P.O. Box A3800, Chicago, IL 60690-9608. In order for the trustee to be able to vote the shares at the Annual Meeting, the deadline for voting instruction cards to be received by the trustee is 12:00 noon, Eastern Daylight Time, August 16, 2005. A prepaid, addressed envelope is enclosed for you to use in returning the card.

     Your decision whether or not to direct the trustee to vote shares in the plans will be treated confidentially by the trustee and will not be disclosed to Smucker or any of its employees, officers, or directors.

VOTING RIGHTS OF SHARES

     Our Amended and Restated Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter to be considered at the meeting, except for certain matters listed in the Amended and Restated Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of the common shares. In that event, the new owner will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-vote provisions do not apply to any of the proposals on the ballot for this Annual Meeting.

FIDUCIARY STATUS

     Each plan participant is a “named fiduciary” (as defined in Section 402 (a) (2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By signing, dating, and returning the enclosed voting instruction card, you are accepting your designation under the plans as a named fiduciary. You should therefore exercise your voting rights prudently. You should mark, sign, date, and return the voting instruction card only if you are willing to act as a named fiduciary.

     If you direct the trustee how to vote non-directed shares and unallocated shares, you will be named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan in giving direction on non-directed shares, if you choose to do so.

     All questions and requests for assistance should be directed to Smucker’s shareholder relations department at (330) 684-3838.

THE J. M. SMUCKER COMPANY

LETTER TO ALL PARTICIPANTS IN THE EMPLOYEES’ VOLUNTARY INVESTMENT
AND SAVINGS PLAN OF INTERNATIONAL MULTIFOODS CORPORATION
(THE “VISA PLAN”)

     Enclosed are materials relating to the Annual Meeting of Shareholders of the The J. M. Smucker Company (“Smucker”), which will be held on August 19, 2005. You are receiving these materials because you were a participant in the VISA Plan as of the June 20, 2005 record date. As a participant in the plan, you are also a beneficial owner of Smucker common shares that are held in the plan. As such, you are entitled to direct the trustee of the VISA Plan, Wells Fargo Bank, N.A., on how to vote those shares with respect to issues being submitted to the shareholders at Smucker’s Annual Meeting.

     Under the VISA Plan, you are entitled to vote the number of whole Smucker common shares allocated to your VISA Plan account as of June 20, 2005. The number of shares you are entitled to vote is indicated on the enclosed yellow confidential voting instruction card. The enclosed voting instruction card does not apply to any Smucker common shares other than the shares held by Wells Fargo in your VISA Plan account.

     Please promptly mark, sign, date, and return the voting instruction card in the enclosed business reply envelope. In order for the trustee to be able to vote the shares at the Annual Meeting, the deadline for voting cards to be received by the trustee, c/o Computershare Investor Services, is 12:00 noon, Eastern Daylight Time, August 16, 2005. As to the matters coming before the meeting for which no written direction is received by the trustee prior to the meeting, the trustee will vote such shares in proportion to votes actually received by them.

     All questions and requests for assistance should be directed to Smucker’s shareholder relations department at (330) 684-3838.